As filed with the Securities and Exchange Commission on April 30, 1999.

                                               COMMISSION FILE NO. 33-88420
                                               COMMISSION FILE NO. 811-3462

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Post-Effective Amendment No.  8

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  42

                                 THE FLEX-FUNDS
               (Exact Name of Registrant as Specified in Charter)

             P.O. BOX 7177, 6000 MEMORIAL DRIVE, DUBLIN, OHIO 43017
                (Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code:  (614)766-7000


         WESLEY F. HOAG, VICE PRESIDENT - R. MEEDER & ASSOCIATES, INC.
             P.O. BOX 7177, 6000 MEMORIAL DRIVE, DUBLIN, OHIO 43017
                     (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
     It is proposed that this filing will become effective (check appropriate box).

       -----
      / XXX /   immediately upon filing pursuant to paragraph (b) of Rule 485
       -----
      /     /   on               pursuant to paragraph (b) of Rule 485.
       -----
      /     /   60 days after filing pursuant to paragraph (a)(1).
       -----
      /     /   on ___________ pursuant to paragraph (a)(1).
       -----
      /     /   75 days after filing pursuant to paragraph (a)(2).
       -----
      /     /   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

       -----
      /     / This post-effective amendment designates a new effective date for
       -----  a previously filed post-effective amendment.

The Utilities Stock Portfolio has also executed this Registration Statement.

                                 THE FLEX-FUNDS
                       CROSS REFERENCE SHEET TO FORM N-1A
               FOR THE HIGHLANDS GROWTH FUND, THE MUIRFIELD FUND,
             THE U.S. GOVERNMENT BOND FUND AND THE MONEY MARKET FUND

PART A.

ITEM NO.       PROSPECTUS CAPTION

     1(a)      Front Cover Page
     1(b)      Back Cover Page

     2(a)      Investment Goal

     2(b)      Strategies

     2(c)(1)   Main Risk Factors
     2(c)(2)   Performance

     3         Fees and Expenses of the Fund

     4(a)(b)   More Information About the Funds
               How is the Trust Organized?

     4(c)      More About Risk
               Risk and Investment Glossary

     5         Results of a $10,000 Investment

     6(a)      Who Manages the Funds?
     6(b)      Not applicable

     7(a)      Transaction Policies
     7(b)      How to Buy Shares
               Other Shareholder Services
     7(c)      How to Make Withdrawals (Redemptions)
               Exchange Privilege
               Other Shareholder Services
     7(d)(e)   How Does Taxation Affect the Funds and Their Shareholders?
     7(f)      Not applicable

     8(a)      Not applicable
     8(b)      Distribution Fees

     8(c)      More Information About the Funds - Each Fund's Investment in a
                  Portfolio

     9         How to Read the Financial Highlights Table
               Financial Highlights

                                 THE FLEX-FUNDS

PROSPECTUS                                   HIGHLANDS GROWTH FUND
APRIL 30, 1999
                                             TOTAL RETURN UTILITIES FUND

                                             MUIRFIELD FUND

[LOGOS]                                      U. S. GOVERNMENT BOND FUND

                                             MONEY MARKET FUND

     The Flex-funds is a family of funds that includes five no-load mutual funds covering a variety of investment opportunities.

     This Prospectus gives you important information about the funds that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                                 The Flex-funds
                               6000 Memorial Drive
                                Dublin, OH 43017
                         1-800-325-FLEX or 614-760-2159
                           Internet: WWW.FLEXFUNDS.COM

                                                                     CONTENTS

-------------------------------------------------------------------- THE FUNDS
A fund by fund look at              Highlands Growth Fund              _____
investment goals, strategies,       Total Return Utilities Fund        _____
risks, expenses and performance     Muirfield Fund                     _____
                                    U.S. Government Bond Fund          _____
                                    Money Market Fund                  _____

Information on who may want to      Who May Want to Invest             _____
invest and who may not want
to invest

Information about the results of    Results of a $10,000 Investment    _____
a hypothetical $10,000 investment
in the funds versus benchmark
indexes

More information about the funds    More Information about the Funds   _____
you should know before investing    Who Manages the Funds?             _____
                                    Distribution Fees                  _____
                                    How is the Trust Organized?        _____
                                    How Does Taxation Affect the
                                       Funds and Their Shareholders?   _____
                                    How to Read the Financial
                                       Highlights Table                _____

------------------------------------------------------------ SHAREHOLDER MANUAL

Information about account           How to Buy Shares                  _____
transactions and services           How to Make Withdrawals
                                       (Redemptions)                   _____
                                    Transaction Policies               _____
                                    Other Shareholder Services         _____

--------------------------------------------------------------- MORE ABOUT RISK

                                    Investment Practices, Securities
                                       and Related Risks               _____
                                    Risk and Investment Glossary       _____

---------------------------------------------------------- FOR MORE INFORMATION

Where to learn more about the funds                  Back Cover

                          HIGHLANDS GROWTH FUND - FLCGX

[ICON]    INVESTMENT GOAL


          The fund seeks growth of capital. To pursue this goal, the fund invests in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Current income is not a primary objective.


 [ICON]   STRATEGIES

          The fund invests all of its assets in the Growth Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." Normally, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks. At least 70% of the Portfolio's assets invested in common stocks will be invested in S&P 500 stocks.

          The Portfolio consists of investment portfolios representing each of the industry sectors comprising the S&P 500: utilities, transportation, capital goods, consumer durables, consumer non-durables, energy, materials and services, finance, technology and health. The Portfolio's assets will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S&P 500 on a market-capitalization weighted basis.

          The assets of the Portfolio representing each of these industry sectors are managed by one or more separate investment advisers.

          The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

          For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

[ICON]    MAIN RISK FACTORS

          The value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in higher risk securities, it encounters additional risks that could adversely affect its performance. The use of several sector advisers or the replacement of a sector adviser may increase the Portfolio's turnover, gains or losses, and brokerage commissions. As with any mutual fund, loss of money is a risk of investing in this fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE


     The bar chart below provides some indication of the risks of investing in the Highlands Growth Fund by showing changes in the fund's performance from year to year over a 10-year period. The table below the bar chart compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.


[GRAPH] The following information was presented in the form of a bar graph:

               YEAR        ANNUAL TOTAL RETURN
               ----        -------------------
               1989               10.17%
               1990                4.31%
               1991               21.46%
               1992                6.35%
               1993                7.21%
               1994               -0.69%
               1995               24.61%
               1996                9.08%
               1997*              29.28%
               1998*              23.67%

* The fund changed its investment objective and strategies on January 1, 1997. The annual total return reflects the results of the change in investment objective and strategies.

During the period shown in the bar chart, the highest return for a quarter was 19.82% (quarter ending December 31, 1998), and the lowest return for a quarter was -10.99% (quarter ending September 30, 1998).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1998)                 PAST ONE YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------


The Highlands Growth Fund              23.67%         16.63%         13.13%
The S&P 500 Composite Stock
Price Index*                           28.58%         24.05%         19.20%
Morningstar's Average Growth
Mutual Fund                            18.80%         18.14%         16.75%


*The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

 [ICON]   FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares

               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)1


                Management Fees                        1.00%
                Distribution (12b-1) Fees              0.14%
                Other Expenses2                        0.56%
                                                       -----
                Total Annual Fund Operating Expenses   1.70%


          (1) This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."


          (2) "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1998.

          EXAMPLE


          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:


               1 YEAR           3 YEARS           5 YEARS           10 YEARS
               ------           -------           -------           --------
               $173             $536              $923              $2,009


                  Of course, your actual costs may be higher or lower.

                       TOTAL RETURN UTILITIES FUND - FLRUX

[ICON]    INVESTMENT GOAL

          The fund seeks an above average level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the fund will not invest in electric utilities that generate power from nuclear reactors. The fund also seeks capital appreciation, but only when consistent with its primary investment objective.

 [ICON]   STRATEGIES

          The fund invests all of its assets in The Utilities Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." The Portfolio generally invests at least 65% of its total assets in equity securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The remaining 35% of the Portfolio's total assets may be invested in debt securities of public utility companies, or debt or equity securities of other issuers who stand to benefit from developments in the utilities industry.

          The subadviser uses fundamental analysis to identify those securities that it believes provide an above average level of current income and growth of income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value.

          The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

          For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

[ICON]    MAIN RISK FACTORS


          Utility stocks are subject to interest rate risk - i.e., price fluctuations due to changing interest rates. Rising interest rates can be expected to reduce the fund's net asset value. Because the fund concentrates in the utility industry, its performance is largely dependent on the utility industry's performance, which may differ from that of the overall stock market. Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Investments in securities of foreign companies involve additional risks relating to political and economic developments abroad, including currency fluctuations. As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE


     The bar chart below provides some indication of the risks of investing in the Total Return Utilities Fund by showing changes in the fund's performance from year to year during the past three calendar years. The table below the bar chart compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.


[GRAPH] The following information was presented in the form of a bar graph:

                  YEAR       ANNUAL TOTAL RETURN
                  1996              13.33%
                  1997              28.68%
                  1998               8.77%


During the period shown in the bar chart, the highest return for a quarter was 13.53% (quarter ending December 31, 1998), and the lowest return for a quarter was -10.29% (quarter ending September 30, 1998).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1998)                PAST ONE YEAR       SINCE INCEPTION (6/21/95)
-------------------------------------------------------------------------------


Total Return Utilities Fund            8.77%              18.57%
The S&P 500 Composite Stock
Price Index*                          28.58%              28.61%
Morningstar's Average
Utilities Fund                        18.00%              19.52%

*The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.


[ICON]    FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)1


                Management Fees                        1.00%
                Distribution (12b-1) Fees              0.24%
                Other Expenses2                        0.87%
                                                       -----
                Total Annual Fund Operating Expenses   2.11%
                Expense Reimbursement3                 0.31%
                                                       -----
                Net Expenses                           1.80%


          (1) This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."


          (2) "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1998.


          (3) The adviser has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.80%. The adviser may terminate this agreement after December 31, 1999.


          EXAMPLE


          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:


               1 YEAR           3 YEARS           5 YEARS           10 YEARS
               ------           -------           -------           --------
               $183             $631              $1,106              $2,417


          Of course, your actual costs may be higher or lower.

                           THE MUIRFIELD FUND - FLMFX

[ICON]    INVESTMENT GOAL

          The fund seeks growth of capital. To pursue this goal, the fund invests primarily in other growth mutual funds that are not affiliated with the fund.

 [ICON]   STRATEGIES


          The fund invests all of its assets in the Mutual Fund Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." The Portfolio pursues its investment goal through asset allocation and mutual fund selection. Normally, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The mutual funds in which the Portfolio invests are primarily growth funds investing in common stocks. In the underlying mutual funds, current income will usually be of secondary importance. The adviser overweights mutual fund types that it believes represent above average market potential with below average market risk. The adviser continually evaluates market capitalization (for example, blue chip versus small capitalization) and sector rotation (for example, high tech versus industrial companies) when selecting mutual funds.


          The Portfolio may invest up to 100% of its assets in money market securities and investment grade bonds as a defensive tactic. When invested defensively, the Portfolio could be unable to achieve its investment objective. The Portfolio places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. The Portfolio strives to avoid losses during high risk market environments and strives to provide attractive returns during low risk markets. When the adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, the Portfolio will reduce or eliminate its position in growth mutual funds in order to attempt to preserve your capital. The Portfolio may also invest in common stocks directly.

          The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

          For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

 [ICON]   MAIN RISK FACTORS


          When the Portfolio is invested primarily in growth mutual funds, the value of your investment will fluctuate in response to stock market movements. Investing through the fund in an underlying portfolio of mutual funds involves additional expenses and tax results which would not arise if you invested directly in the mutual funds in which the fund invests. The underlying mutual funds may invest in smaller or newer companies which are more likely to grow as well as suffer more significant losses than larger or more established companies. Investments in such companies can be both more volatile and more speculative. In addition, if the adviser does not accurately predict changing market conditions and other economic factors, the Portfolio's assets might be allocated in a manner that is disadvantageous. As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE


     The bar chart below provides some indication of the risks of investing in The Muirfield Fund by showing changes in the fund's performance from year to year over a 10-year period. The table below the bar chart compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.


 [GRAPH] The following information was presented in the form of a bar graph:

              YEAR     ANNUAL TOTAL RETURN
              ----     -------------------
              1989            13.95%
              1990             2.33%
              1991            29.83%
              1992             6.91%
              1993             8.11%
              1994             2.70%
              1995            25.82%
              1996             5.99%
              1997            18.59%
              1998            29.33%

     During the 10-year period shown in the bar chart, the highest return for a quarter was 25.45% (quarter ended December 31, 1998) and the lowest return for a quarter was -6.19% (quarter ending September 30, 1990).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1998)              PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------


The Muirfield Fund                  29.33%         16.00%           13.90%
The S&P 500 Composite
 Stock Price Index*                 28.58%         24.05%           19.20%
Morningstar's Average Asset
Allocation Fund                     11.40%         12.33%           12.11%


*The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

 [ICON]   FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)1


               Management Fees                         0.81%
               Distribution (12b-1) Fees               0.11%
               Other Expenses2                         0.32%
                                                       -----
               Total Annual Fund Operating Expenses    1.24%


          (1) This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."


          (2) "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1998.

          EXAMPLE


          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:


               1 YEAR           3 YEARS           5 YEARS           10 YEARS
               ------           -------           -------           --------
               $126             $393              $681              $1,500


          Of course, your actual costs may be higher or lower.

                        U.S. GOVERNMENT BOND FUND - FLXBX

[ICON]    INVESTMENT GOAL

          The fund seeks to maximize current income through investment in:

               o securities which are issued, or guaranteed as to principal and interest, by the U.S. government or any of its agencies or instrumentalities and

               o repurchase agreements involving these U.S. government securities

 [ICON]   STRATEGIES

          The fund invests all of its assets in The Bond Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." Normally, the Portfolio invests at least 65% of the value of its assets in U.S. government debt securities. The Portfolio may invest in U.S. Treasuries; agency securities such as Ginnie Maes, Sally Maes, Fanny Maes and Freddie Macs; and repurchase agreements involving these securities.

          The Portfolio may invest in U.S. government securities having any maturity. Normally, the Portfolio will invest in 10 year U.S. government securities if the adviser believes the risk/reward relationship of the bond market is positive. The Portfolio will invest in short-term U.S. government securities or money market securities when the adviser believes the risk/reward relationship of the bond market is negative. If the adviser believes that long-term interest rates are significantly greater than inflation, the Portfolio may invest in U.S. government securities with maturities as long as 30 years.

          When analyzing the market for U.S. government securities, the adviser monitors the following indicators:

               o momentum - the trend of U.S. government securities prices compared to moving averages

               o real interest rates - the 10-year Treasury bond yield compared to the rate of inflation

               o yield spread - the 10-year Treasury bond yield as compared to the 90 day Treasury bill yield

          The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

          For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

 [ICON]   MAIN RISK FACTORS

          As with most bond funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. government securities). These and other risks of investing in the fund are set forth in "More About Risk." Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. As with any mutual fund, loss of money is a risk of investing in the fund.

                                   PERFORMANCE


     The bar chart shown below provides some indication of the risks of investing in the U.S. Government Bond Fund by showing changes in the fund's performance from year to year over a 10-year period. The table below the bar chart compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.


[GRAPH] The following information was presented in the form of a bar graph:

               YEAR      ANNUAL TOTAL RETURN
               ----      -------------------
               1989             8.75%
               1990             8.35%
               1991            15.30%
               1992             3.26%
               1993             8.22%
               1994            -0.99%
               1995            18.32%
               1996             0.15%
               1997             7.70%
               1998             9.62%

     During the 10-year period shown in the bar chart, the highest return for a quarter was 7.60% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.05% (quarter ending March 31, 1992).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1998)                 PAST ONE YEAR    PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------


U.S. Government Bond Fund              9.62%           6.74%           7.72%
The Lehman Brothers Intermediate
Government Bond Index*                 8.51%           6.49%           8.37%
Morningstar's Average General
Government Bond Fund                   7.40%           5.70%           7.61%


*The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. The Lehman Brother Intermediate Government Bond Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[ICON]    FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.


          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)1


               Management Fees                         0.40%
               Distribution (12b-1) Fees               0.19%
               Other Expenses2                         0.57%
                                                       -----
               Total Annual Fund Operating Expenses    1.16%
               Fee Waiver and Expense
                    Reimbursement3                     0.16%
                                                       -----
               Net Expenses                            1.00%


          (1) This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."


          (2) "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1998.


          (3) The adviser has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.00%. The adviser may terminate this agreement after December 31, 1999.


          EXAMPLE


          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:


               1 YEAR           3 YEARS           5 YEARS           10 YEARS
               ------           -------           -------           --------
               $102             $353              $623              $1,395


          Of course, your actual costs may be higher or lower.

                            MONEY MARKET FUND - FFMXX

[ICON]    INVESTMENT GOAL

          The fund seeks to provide current income while maintaining a stable share price of $1.00. To pursue this goal, the fund invests primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

 [ICON]   PORTFOLIO SECURITIES

          The fund invests all of its assets in The Money Market Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information about the Funds." The Portfolio, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to keep its share price at $1.00.

               o The Portfolio only buys securities that the adviser determines present minimal credit risks and that are rated in one of the top two short-term rating categories or that are comparable unrated securities in the adviser's opinion.

               o The Portfolio only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

               o Generally, the Portfolio may not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. government securities.

               o Generally, the adviser will attempt to purchase securities with longer maturities when it believes interest rates are falling and will attempt to purchase securities with shorter maturities when it believes interest rates are rising.

          The Portfolio will limit its purchases to U.S. government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, funding agreements and repurchase agreements.

          For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

[ICON]    MAIN RISK FACTORS

          The fund is subject to income risk, which is the possibility that the fund's dividends or income will decline because of falling interest rates. The fund is subject, to a limited extent, to credit risk which is the possibility that the issuer of a security owned by the fund will be unable to repay interest and principal in a timely manner.

          An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE


     The bar chart shown below provides some indication of the risks of investing in the Money Market Fund by showing changes in the fund's performance from year to year over a 10-year period. The table below the bar chart compares the fund's performance with the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.


[GRAPH] The following information was presented in the form of a bar graph:

                YEAR         ANNUAL TOTAL RETURN
                ----         -------------------
                1989                 9.32%
                1990                 8.21%
                1991                 6.12%
                1992                 3.70%
                1993                 2.98%
                1994                 4.10%
                1995                 5.85%
                1996                 5.27%
                1997                 5.38%
                1998                 5.31%

     During the 10-year period shown in the bar chart, the highest return for a quarter was 2.40% (quarter ended June 30, 1989) and the lowest return for a quarter was 0.71% (quarter ending June 30, 1993).

         The fund's seven-day simple yield ended on December 31, 1998 was 4.96% and the seven-day compound yield ended December 31, 1998 was 5.07%. To request the fund's current seven-day yield, please call 1-800-325-FLEX or 614-760-2159.

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1998)                  PAST ONE YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------


Money Market Fund                       5.31%           5.18%          5.61%
Lipper's Average General Purpose
Money Market Fund                       4.84%           4.77%          5.20%


 [ICON]   FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of other funds in the Flex-funds family of funds
               o    or to redeem your shares.

          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)1


               Management Fees                         0.27%
               Distribution (12b-1) Fees               0.10%
               Other Expenses2                         0.22%
                                                       -----
               Total Annual Fund Operating Expenses    0.59%
               Fee Waiver and Expense
                 Reimbursement3                        0.18%
                                                       -----
               Net Expenses                            0.41%


          (1) This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."


          (2) "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1999.


          (3) Reflects the adviser's agreement to reduce its fees and/or absorb expenses to the extent necessary to achieve an effective yield for the fund that will rank in the top 10% of yields for all general purpose money market funds in 1999. The adviser may terminate this agreement after December 31, 1999.


          EXAMPLE


          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:


               1 YEAR           3 YEARS           5 YEARS           10 YEARS
               ------           -------           -------           --------
               $42              $171              $311              $721


          Of course, your actual costs may be higher or lower.

                             WHO MAY WANT TO INVEST

HIGHLANDS GROWTH FUND


          The fund may be appropriate if you:


          o    are seeking long-term growth potential

          o are seeking a fund for the growth portion of an asset allocation portfolio

          o are more comfortable with a focus on established, well-known companies


          o    are seeking to diversify your portfolio


          o are willing to accept higher short-term risk along with potentially higher long-term returns


          The fund may not be appropriate if you:


          o are unwilling to accept an investment that will go up and down in value

          o    are investing to meet short-term financial goals

TOTAL RETURN UTILITIES FUND

          The fund may be appropriate if you:

          o are seeking a more conservative, income-oriented equity investment or are looking to supplement your core equity holdings

          o    are a socially responsible investor

          The Fund may not be appropriate if you:

          o    are seeking a short-term investment vehicle

          o desire an investment that is diversified over several market sectors

MUIRFIELD FUND


          The fund may be appropriate if you:


          o are seeking long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times


          o    are seeking to diversify your portfolio


          o    are investing with a long-term horizon

          The fund may not be appropriate if you:


          o    are investing to meet short-term financial goals

          o    are seeking to be invested in the stock market at all times

          o are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times

U.S. GOVERNMENT BOND FUND


          The fund may be appropriate if you:


          o    are seeking a regular stream of income


          o have common stock holdings and want a bond investment in order to diversify your portfolio


          o are seeking higher potential returns than money market investments provide and are willing to accept moderate risk of volatility

          o    have retired or are about to retire


          The fund may not be appropriate if you:


          o    require maximum stability of principal

          o    are investing for a maximum return over a long-term horizon

MONEY MARKET FUND

          The fund may be appropriate if you:

          o like to earn income at current money market rates while preserving the value of your investment

          o are looking for a short-term component of an asset allocation program

          o    characterize your investment outlook as "very conservative"

          o want to be able to move your money into stock or bond investments quickly and without penalty

          The fund may not be appropriate if you:

          o    are investing for maximum return over a long-term horizon

                         RESULTS OF A $10,000 INVESTMENT

                 THE HIGHLANDS GROWTH FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/98

1 YEAR                         23.67%
5 YEARS                        16.63%
10 YEARS                       13.13%
SINCE INCEPTION (1/1/88)       10.90%

[GRAPH] The following information was presented as a line graph:


                                                 Morningstar's
        The Highlands                           Average Growth
YEAR     Growth Fund          S&P 500          Mutual Fund Index
----    -------------         -------          -----------------
1988      $10,000             $10,000             $10,000
1989      $11,017             $13,168             $12,730
1990      $11,493             $12,758             $12,149
1991      $13,959             $16,647             $16,684
1992      $14,846             $17,915             $18,201
1993      $15,916             $19,717             $20,438
1994      $15,806             $19,976             $20,091
1995      $19,697             $27,474             $26,364
1996      $21,485             $33,778             $31,666
1997      $27,776             $45,043             $39,588
1998      $34,351             $57,915             $47,032


The chart compares The Highlands Growth Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 1/1/88-12/31/98. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Growth Mutual Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a descriptions of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1998 IN REVIEW

     Two words can best describe the performance of the stock market during 1998: "volatile" and "narrow." While the first six months of the year were relatively calm, with the market performing much to our expectations, the second six months were anything but.

     Investors received a cold shot of reality during the third quarter, as equity markets plunged in response to financial crises in many emerging markets and concerns about the effect of these crises on U.S. corporate earnings. By early October, the Dow Jones Industrial Average had given back nearly all of its year-to-date gains. However, the spectacular market comeback of the fourth quarter helped the Dow and other large-cap market indexes finish the year in or near record territory.

     Through the whipsaw volatility and extreme narrowness that characterized the performance of the stock market in 1998, The Highlands Growth Fund adhered to its investment strategy by remaining nearly fully invested in equities throughout the year. While such exposure may have left some investors feeling queasy at times, especially during the market corrections of the third quarter, our position ultimately helped us achieve strong returns in the fourth quarter and for all of 1998.


     For the year, The Highlands Growth Fund had an annual total return of 23.67%, outperforming the 18.80% annual total return for the average growth fund according to Morningstar, but underperforming the 28.58% annual total return of the S&P 500 Index for the year.



                         RESULTS OF A $10,000 INVESTMENT

              THE TOTAL RETURN UTILITIES FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/98

1 YEAR                      8.77%
SINCE INCEPTION (6/21/95)  18.57%

[GRAPH] The following information was presented as a line graph:


                                                      Morningstar's
        The Total Return                            Average Utilities
DATE     Utilities Fund           S&P 500              Fund Index
----    ----------------          -------           -----------------
6/21/95       $10,000            $10,000                 $10,000
9/30/95       $10,427            $10,794                 $10,703
12/31/95      $11,500            $11,443                 $11,432
3/31/96       $11,415            $12,058                 $11,417
6/30/96       $12,103            $12,598                 $11,868
9/30/96       $12,085            $12,988                 $11,660
12/31/96      $13,032            $14,069                 $12,623
3/31/97       $12,729            $14,447                 $12,506
6/30/97       $13,749            $16,967                 $13,602
9/30/97       $14,898            $18,238                 $14,341
12/31/97      $16,770            $18,761                 $15,818
3/31/98       $18,465            $21,376                 $17,429
6/30/98       $17,910            $22,082                 $17,145
9/30/98       $16,067            $19,890                 $16,863
12/31/98      $18,241            $24,122                 $18,666

The chart compares The Total Return Utilities Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 6/21/95-12/31/98. (Please note that performance figures for the indexes are from 6/30/95-12/31/98.) It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Utilities Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.


For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1998 IN REVIEW


     1998 proved to be a challenging year for The Total Return Utilities Fund. Following the Fund's strong first quarter performance, this summer's market downturn adversely affected the Fund's returns for the year. A robust 13.53% gain in the fourth quarter helped the Fund finish 1998 on a positive note with an annual total return of 8.77%, below the 18.00% annual total return of the average utilities fund according to Morningstar and the 28.58% annual total return of the S&P 500 Composite Stock Price Index.


     The strong performance of the leading utility funds in the United States was mostly due to the "flight to quality" of investors fleeing the turmoil of the world's equity markets, as well as higher than normal gains by many electric utility companies that generate nuclear power. The Fund's socially-conscious investment policy prevents us from investing in these equities, for we consider the risks and strict regulatory environment of the nuclear power industry to be a hindrance to the long-term profitability of these companies.

                         RESULTS OF A $10,000 INVESTMENT

                    THE MUIRFIELD FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/98

1 YEAR                         29.33%
5 YEARS                        16.00%
10 YEARS                       13.90%
SINCE INCEPTION (8/10/88)      14.00%

[GRAPH] The following information was presented as a line graph:


                                                    Morningstar's
                                                    Average Asset
YEAR    The Muirfield Fund        S&P 500          Allocation Fund
----    ------------------        -------          ---------------
1988         $10,000              $10,000              $10,000
1989         $11,395              $13,168              $11,661
1990         $11,660              $12,758              $11,799
1991         $15,139              $16,647              $14,499
1992         $16,185              $17,915              $15,733
1993         $17,497              $19,717              $17,545
1994         $17,969              $19,976              $17,308
1995         $22,608              $27,474              $21,461
1996         $23,964              $33,778              $24,117
1997         $28,419              $45,043              $28,165
1998         $36,752              $57,915              $31,376


The chart compares The Muirfield Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 8/10/88-12/31/98. (Please note that performance figures for the indexes are from 8/31/88-12/31/98.) It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1998 IN REVIEW


     The Muirfield Fund was able to outperform its peer group with an impressive annual total return of 29.33% for 1998, versus the 11.40% annual total return of the average asset allocation fund according to Morningstar, as well as the 28.58% annual total return of the S&P 500 Index for 1998.


     Our evaluation of market conditions through the first half of the year caused us to approach our equity mutual fund investments with caution, as we periodically maintained defensive positions in cash equivalents. Moreover, technical measurements also raised doubts about the health of the market during 1998.

     The third quarter confirmed our assessment of overvalution, as the stock market suffered its worst decline in many years. Timely decisions to adopt a more defensive position as the market began to decline significantly helped the Fund preserve year-to-date gains and avoid losses that affected most other equity funds.

     Our investment discipline prompted us to return to a fully invested position by late October, once our evaluation of the risk/reward relationships in the stock market turned positive again. Through most of the quarter, the Fund's portfolio was split rather evenly between Nasdaq-oriented funds that favor the technology sector and growth funds that are pegged to the S&P 500 Index.


                         RESULTS OF A $10,000 INVESTMENT

               THE U.S. GOVERNMENT BOND FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/98

1 YEAR                         9.62%
5 YEARS                        6.74%
10 YEARS                       7.72%
SINCE INCEPTION (1/1/88)       7.40%

[GRAPH] The following information was presented as a line graph:

                                   The Lehman Bros.        Morningstar's Average
        The U.S. Government    Intermediate Government      General Government
DATE         Bond Fund               Bond Index              Bond Fund Index
----    -------------------    -----------------------     ---------------------


1988        $10,000                     $10,000                  $10,000
1989        $10,875                     $11,268                  $11,174
1990        $11,782                     $12,345                  $12,127
1991        $13,585                     $14,087                  $13,825
1992        $14,028                     $15,063                  $14,637
1993        $15,181                     $16,313                  $15,773
1994        $15,030                     $16,029                  $15,217
1995        $17,784                     $18,341                  $17,515
1996        $17,811                     $19,114                  $17,959
1997        $19,189                     $20,591                  $19,379
1998        $21,035                     $22,344                  $20,814

The chart compares The U.S. Government Bond Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 1/1/88-12/31/98. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as The Lehman Bros. Intermediate Government Bond Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average General Government Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1998 IN REVIEW


     During 1998, we witnessed some of the most significant swings in interest rates in many years, as the market pendulum swayed from serenity to fear then back again. Throughout all the emotional oscillations of the financial markets in 1998, The U.S. Government Bond Fund posted an annual total return of 9.62%, outperforming the 7.40% annual total return of the average government bond fund, according to Morningstar and the 8.51% annual total return of The Lehman Brothers Intermediate Government Bond Fund Index.


     The Fund's strong performance for the year was due mostly to our adherence to our investment discipline to raise or lower exposure to U.S. Treasury bonds in response to the events which shaped the markets in 1998. Early in the year, the Federal Reserve was prepared to raise rates in order to offset an expanding economy and creeping inflation. Accordingly through the first half of the year, the U.S. Government Bond Fund gradually increased its cash equivalents holdings as yields inched up slowly.

     Everything changed upon the arrival of summer. Nervousness over a failing world economy spread like wildfire, as Russia became the latest casualty of the global economic blight. Fears that the U.S. would also succumb to the Asian contagion soon rattled investors. Equity markets began to buckle in July, lowering intermediate and long-term yields as investors rushed to the safety of U.S. bonds in a "flight to quality."

     Credit spreads widened further once it became clear that loans the International Monetary Fund had made to Russia had found their way into individual Swiss bank accounts. A confluence of related events (anxiety over the collapse of other emerging markets such as Brazil, and the failure of hedge-fund manager Long Term Capital Management) at last persuaded Federal Reserve Chairman Alan Greenspan to lower short-term interest rates three times in two months. The reduction effectively added badly needed liquidity to the wobbling financial markets and shored up the gaping credit spreads. In response to these events, the Fund reduced its exposure to 10-year U.S. Treasuries from mid-September through mid-November. Stability returned to the markets in December, and we finished 1998 fully-invested in 10-year U.S. Treasuries.

                        MORE INFORMATION ABOUT THE FUNDS

EACH FUND'S INVESTMENT IN A PORTFOLIO

     Each fund seeks to achieve its investment goal by investing all of its assets in a corresponding portfolio. The funds and their corresponding portfolios are as follows:

     FUND                                  PORTFOLIO

     Highlands Growth Fund          --     Growth Stock Portfolio
     Total Return Utilities Fund    --     Utilities Stock Portfolio
     Muirfield Fund                 --     Mutual Fund Portfolio
     U.S. Government Bond Fund      --     Bond Portfolio
     Money Market Fund              --     Money Market Portfolio

     Each portfolio has the same investment goal as its corresponding fund. Each fund's investment policies are also substantially similar to its corresponding portfolio's, except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. Each fund buys shares of its corresponding portfolio at net asset value. An investment in a fund is an indirect investment in its corresponding portfolio.

     It is possible that a fund may withdraw its investment in its corresponding portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if a portfolio changes its investment goal or if the board of trustees, at any time, considers it in the fund's best interest.

     A fund's structure, where it invests all of its assets in its corresponding portfolio, is sometimes called a "master/feeder" structure. You will find more detailed information about this structure and the potential risks associated with it in the Statement of Additional Information.

HIGHLANDS GROWTH FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Under normal conditions, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks.

     The manager selects for the Portfolio common stocks from all domestic publicly traded common stocks; however, at least 70% of the assets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S & P 500.

     The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Portfolio's subadviser) comprising the S & P 500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S & P 500 on a market capitalization-weighted basis. The subadviser continuously reviews the representation of the industry sectors in the S & P 500 and continuously groups domestic publicly traded common stocks into a specific industry sector.


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


     The Portfolio subadviser compares the total market value of the common stocks in each industry sector of the S & P 500 to the total market value of all common stocks in the S & P 500 to determine each industry sector's weighting in the S & P 500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S & P 500 at the end of any month, the Portfolio subadviser will reallocate the amount of assets in the Portfolio allocated to that industry sector. The subadviser may reallocate more frequently than monthly if it chooses to do so. These reallocations may cause additional transaction costs to the extent that securities may be sold as part of such reallocations.

     The assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers, called sector advisers, selected by the Portfolio subadviser. The Portfolio subadviser's selection of sector advisers is reviewed and approved by the trustees of the Portfolio.

     Assets of the Portfolio representing each of the industry sectors are managed by one or more sector advisers. However, if an advisory agreement between a sector adviser and the Portfolio is terminated leaving no sector adviser to manage the assets of the Portfolio representing an industry sector, the Portfolio's subadviser will, upon termination and until a new sector adviser is selected, manage and "index" the assets of the Portfolio representing the applicable industry sector. In this case, the subadviser will "index" the assets of the Portfolio representing its industry sector by selling any stocks representing the industry sector that are not included in the S&P 500 and investing the assets comprising the industry sector in S&P 500 stocks identified by the Portfolio's subadviser as belonging to that industry sector in the same proportion as those stocks are represented in the S&P 500 on a market capitalization-weighted basis.

     Each sector adviser is limited to the list of companies identified by the Portfolio's subadviser which represents the sector adviser's specific industry sector. Each sector adviser then selects those common stocks which, in its opinion, best represent the industry sector the sector adviser has been assigned. In selecting securities for the Portfolio, the sector advisers evaluate factors believed to be favorable to long term growth of capital, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The sector advisers also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management.

     Up to 20% of the Portfolio's assets may be invested in temporary defensive investments such as money market instruments and investment grade bonds. The Portfolio may purchase stock index futures contracts and related options. Up to 5% of the total assets of the Portfolio may be invested in American Depositary Receipts.

TOTAL RETURN UTILITIES FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The Portfolio seeks to achieve its goal by investing, under normal conditions, at least 65% of its total assets in a diversified portfolio of common stocks, preferred stocks, warrants and rights, and securities convertible into common or preferred stock of public utility companies. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Portfolio will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the subadviser. Debt securities rated below investment grade are rated below Baa or BBB.

     The remaining 35% of the Portfolio's assets may be invested in debt securities issued by public utility companies, and/or equity and debt securities of issuers outside of the public utility industry which in the opinion of the subadviser stand to benefit from developments in the public utilities industry. The Portfolio will not invest more than 40% of its total assets in the telephone industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio will not invest more than 10% of its net assets in securities that are deemed to be illiquid.

     Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the subadviser, provide an above average level of current income and growth of income, and secondarily, capital appreciation, but only when consistent with its primary investment goal.

     Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The subadviser monitors and evaluates the economic and political climate of the area in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the subadviser's judgment of the extent to which investments in each category will contribute to meeting the Portfolio's investment goal.

     The subadviser emphasizes quality in selecting investments for the Portfolio. In addition to looking for high credit ratings, the subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

     The Portfolio may invest up to 35% of its total assets in debt securities of issuers in the public utility industries. Debt securities in which the Portfolio invests are limited to those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the subadviser.

     During periods when the subadviser deems it necessary for temporary defensive purposes, the fund may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements.

     The Portfolio, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. This concentration policy is fundamental and may not be changed without shareholder approval.

MUIRFIELD FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The Portfolio will seek to achieve its investment goal through asset allocation and mutual fund selection. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance. The Portfolio will not invest in other funds of the Flex-funds family of funds or the Flex-Partners family of funds, the corresponding portfolios of which are also managed by the adviser.

     The Portfolio will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Portfolio may purchase "load" mutual funds only if the load, or sales commission, is waived for purchases or sales made by the Portfolio.

     The Portfolio may at times desire to gain exposure to the stock market through the purchase of "index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets.


     The manager addresses asset allocation decisions by making shifts in the mix of stocks, bonds and cash in the Portfolio. The Portfolio may at times assume a defensive position by investing up to 100% of its assets in money market securities and investment grade bonds.


U.S. GOVERNMENT BOND FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in U.S. government debt securities.

     The U.S. government securities in which the Portfolio invests are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities are limited to:

     o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

     o notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as: the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association; and

     o repurchase agreements relating to any of the foregoing U.S. government securities.

     Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

     o the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

     o discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

     o    the credit of the agency or instrumentality.

     The Portfolio will invest in U.S. government securities of varying maturities. Normally, the Portfolio will invest in 10-year U.S. government securities if the adviser believes the risk/reward relationship of the bond market is positive. The Portfolio will invest in short-term U.S. government securities or money market securities when the adviser believes the risk/reward relationship of the bond market is negative. If the Portfolio's adviser believes that long-term interest rates are significantly greater than inflation, the Portfolio may invest in U.S. government securities with maturities as long as 30 years.

     The Portfolio's adviser believes the appropriate way to defend assets against shifts in interest rates is to be invested in short-term U.S. government securities only when it believes that the risk/reward relationship of the bond market is negative. To determine the maturities of U.S. government securities for purchase, the Manager monitors the following indicators:

     o Momentum - the trend of U.S. government securities prices versus various moving averages

     o Real Rates - the 10-year treasury bond yield as compared to inflation and

     o Yield Spread - the 10-year treasury bond yield as compared to the 90-day T-bill yield.

THE MONEY MARKET FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The manager seeks to achieve its goal by investing in high-quality money market instruments which mature in 397 days or less. Also, the Portfolio will seek to minimize changes in the value of its assets due to market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

     The Portfolio may change its average portfolio maturity or level of quality to protect its net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the Portfolio may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. government or agency obligations.


     MONEY MARKET INSURANCE

     The Portfolio is insured by ICIM Re (the "Insurer"), a wholly-owned subsidiary of ICI Mutual Insurance Company, against specific types of losses on certain money market instruments ("eligible securities") held by the Portfolio. The specific types of losses are losses from non-payment of principal or interest, or a bankruptcy or insolvency of the issuer or credit provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. The Insurer charges the Portfolio an annual premium for the insurance. The Portfolio may recover no more than $100 million annually and the Portfolio may only recover if the amount of the loss exceeds 0.10% of its eligible instruments. The Fund and another money market fund sponsored by the manager have invested all of their investable assets in the Portfolio. The benefit of any recovery would be shared by the Fund and such other money market fund on the basis of their respective beneficial interests in the Portfolio. The Portfolio and the Fund may incur losses regardless of the insurance.


                             WHAT ARE DERIVATIVES?

     A derivative is a financial contract whose value is based on or derived from a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for over 20 years. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

     Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), and convertible securities (securities that may be exchanged for a different asset). For this reason, the Portfolios will not use futures, options, warrants or convertible securities for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

The reasons for which a Portfolio will invest in futures and options are:

     o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds;

     o To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced;

     o To forego taxes that would otherwise have to be paid on gains from the sale of the Portfolio securities; and

     o To attempt to protect the value of certain securities owned or intended to be purchased by the Portfolio while the manager is making a change in the Portfolio's investment position.

                             WHO MANAGES THE FUNDS?

THE BOARD. The board of trustees oversees the management of the funds and the portfolios, and elects their officers. The officers are responsible for the funds and the portfolios' day-to-day operations. Information concerning the trustees and officers of the funds and the portfolios appears in the Statement of Additional Information.

MANAGERS.  The Portfolios investment advisers and subadvisers are as follows:

     Portfolio and                   Investment           Investment
     CORRESPONDING FUND              ADVISER              SUBADVISER(S)
     ----------------------          ---------------      ----------------------
     Growth Stock Portfolio          R. Meeder &          Sector Capital
     (Highlands Growth Fund)         Associates, Inc.     Management, L.L.C. and
                                                          the Sector Advisers
                                                          (see "Sector Advisers
                                                          - Growth Stock
                                                          Portfolio")

     Utilities Stock Portfolio       R. Meeder &          Miller/Howard
     (Total Return Utilities Fund)   Associates, Inc.     Investments, Inc.

     Mutual Fund Portfolio           R. Meeder &          None
     (Muirfield Fund)                Associates, Inc.

     Bond Portfolio                  R. Meeder &          None
     (U.S. Government Bond Fund)     Associates, Inc.

     Money Market Portfolio          R. Meeder &          None
     (Money Market Fund)             Associates, Inc.

INVESTMENT ADVISER. R. Meeder & Associates, Inc. ("RMA") serves as investment adviser to the portfolios. RMA has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of December 31, 1998, RMA and its affiliates managed approximately $1.4 billion in assets. RMA has its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

INVESTMENT SUBADVISER - UTILITIES STOCK PORTFOLIO

Miller/Howard Investments, Inc. ("Miller/Howard"), the Utilities Stock Portfolio's subadviser, makes investment decisions for the Utilities Stock Portfolio. RMA continues to have responsibility for all investment advisory services provided to the Utilities Stock Portfolio and supervises Miller/Howard's performance of such services. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1998, Miller/Howard managed approximately $165 million in assets. Miller/Howard has its principal offices at 141 Upper Byrdcliffe Road, P. O. Box 549, Woodstock, New York 12498.

INVESTMENT SUBADVISER - GROWTH STOCK PORTFOLIO

Sector Capital Management, L.L.C. ("Sector Capital"), the Growth Stock Portfolio's subadviser, furnishes investment advisory services in connection with the management of the Growth Stock Portfolio. Sector Capital has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January 1995. As of December 31, 1998, Sector Capital managed approximately $550 million in assets. Sector Capital has its principal offices at 5350 Poplar Avenue, Suite 490, Memphis, Tennessee 38119.

Sector Capital utilizes its "Sector Plus" investment strategy to manage the assets of the Growth Stock Portfolio. Pursuant to this strategy, Sector Capital divides the assets of the Growth Stock Portfolio among ten industry sectors of the S&P 500, each of which is managed by a separate sector adviser. Sector Capital is responsible for overseeing the sector advisers and recommending their hiring, termination and replacement. RMA and Sector Capital are ultimately responsible for the investment performance of the Growth Stock Portfolio because of RMA's responsibility to oversee Sector Capital and Sector Capital's responsibility to oversee the sector advisers and recommend their hiring, termination and replacement.

Sector Capital and the Growth Stock Portfolio have entered into a sub-subadvisory agreement with each Sector Adviser selected for the Portfolio. Sector Capital is responsible for selecting, subject to the review and approval of the Growth Stock Portfolio's Board of Trustees, the sector advisers that have distinguished themselves by able performance in respective areas of expertise in sector management, and to review their continued performance. In addition, Sector Capital is responsible for categorizing publicly traded domestic common stocks into a specific industry sector. Sector Capital may also invest the Growth Stock Portfolio's financial futures contracts and related options.

During the sector adviser selection process, Sector Capital performs initial due diligence on all prospective sector advisers. In evaluating prospective sector advisers, Sector Capital considers, among other factors, each candidate's level of expertise; relative performance and consistency of performance; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

Sector Capital monitors sector adviser performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic and written consultations with sector advisers. Sector Capital has responsibility for communicating performance expectations and evaluations to sector advisers and ultimately recommending to the Board of Trustees of the Growth Stock Portfolio whether sector advisers' contracts should be renewed, modified, or terminated. Sector Capital provides reports to the Growth Stock Portfolio's Board of Trustees regarding the results of its evaluation and monitoring functions.

The Securities and Exchange Commission has granted the Growth Stock Portfolio an exemptive order that permits the Growth Stock Portfolio and Sector Capital to enter into and materially amend sub-subadvisory agreements with sector advisers, without such agreements being approved by the Growth Stock Portfolio's investors or the Highlands Growth Fund's shareholders. The exemptive order does not apply, however, to sub-subadvisory agreements with affiliated persons of the Growth Stock Portfolio, the Manager or Sector Capital, other than by reason of such affiliated person serving as an existing sector adviser to the Growth Stock Portfolio, which still require shareholder approval. The exemptive order also permits the Growth Stock Portfolio and the Highlands Growth Fund to disclose, on an aggregate basis rather than individually, the fees paid to sector advisers that are not such affiliated persons. In addition, the exemptive order includes the condition that within 90 days of the hiring of any new sector advisers, the Manager and Sector Capital will furnish shareholders of the fund with an information statement about the new sector adviser and sub-subadvisory agreement. Any changes to the advisory contract between the Growth Stock Portfolio and the manager or the subadvisory agreement among the Growth Stock Portfolio, Manager and Sector Capital will still require shareholder approval. A majority of the shareholders of The Highlands Growth Fund approved the operation of the Trust in accordance with the exemption.


SECTOR ADVISERS - GROWTH STOCK PORTFOLIO

Subject to the supervision and direction of Sector Capital and, ultimately, the Board of Trustees of the Growth Stock Portfolio, each sector adviser's responsibilities are limited to:

     o managing its portion of the securities held by the Growth Stock Portfolio in accordance with the Portfolio's stated investment goals and strategies,

     o    making investment decisions for the Growth Stock Portfolio, and

     o placing orders to purchase and sell securities on behalf of the Growth Stock Portfolio.

The following sets forth certain information about each of the sector advisers:


     MILLER/HOWARD INVESTMENTS, INC. serves as sector adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1998, Miller/Howard managed approximately $165 million in assets. Lowell G. Miller, President and Secretary of Miller/Howard, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has served as President and portfolio manager of Miller/Howard since 1984. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and The Flex-Partners' Utility Growth Fund. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as sector adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser that has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1998, Hallmark managed approximately $180 million in assets. Peter S. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been Chairman of the Board, President, and Chief Executive Officer of Hallmark since 1994 and has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1998, Barrow managed approximately $36.3 billion in assets. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. Mr. Mewhinney has served as a portfolio manager and Principal for Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as sector adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser that has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1989. As of December 31, 1998, The Mitchell Group managed approximately $269 million in assets. Rodney Mitchell, who has served as President, Chief Executive Officer, and Chief Financial Officer of The Mitchell Group since 1989, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as sector adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser that has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1998, Ashland managed approximately $1.5 billion in assets. Terence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been a Portfolio Manager for Ashland since 1984. Ms. Ohl has been employed by Ashland since August 1992 and has served as a Portfolio Manager for Ashland since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     DELTA CAPITAL MANAGEMENT INC. serves as sector adviser to the finance sector of the Portfolio. Delta Capital is a registered investment adviser that has been providing investment services to individuals, endowments, corporations and other institutions since 1992. As of December 31, 1998, Delta Capital managed approximately $700 million in assets. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Delta Capital. Mr. Kay has been a portfolio manager for Delta Capital since April 1998. From 1993 to March 1998, Mr. Kay was a portfolio manager for Scudder Kemper Investments, Inc., a registered investment adviser. Delta Capital's principal executive offices are located at 745 Fifth Avenue, Suite 816, New York, New York 10151.

     DRESDNER RCM GLOBAL INVESTORS LLC (formerly RCM Capital Management, L.L.C.) serves as sector adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies. Dresdner RCM was established in April 1996 as the successor to the business and operations of RCM Capital Management, a California Limited Partnership that, with its predecessors, has been in operation since 1970. As of December 31, 1998, Dresdner RCM managed approximately $34 billion in assets. Walter C. Price and Huachen Chen, each Managing Directors of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as sector adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1998 totaling approximately $286.7 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has sixteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

PORTFOLIO MANAGERS

     The individuals primarily responsible for the management of each of the portfolios are listed below:

THE GROWTH STOCK PORTFOLIO. William L. Gurner, President of Sector Capital, is primarily responsible for the day-to-day management of the Growth Stock Portfolio through interaction with each of the sector advisers. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the portfolio on behalf of the subadviser. Mr. Gurner has managed the portfolio since December 1996. Mr. Gurner has been President and portfolio manager of Sector Capital since January 1995. From September 1987 through December 1994, Mr. Gurner served as Manager of Pension Funds for Federal Express. Philip A. Voelker, Senior Vice President and Chief Investment Officer of RMA, is primarily responsible for managing the portfolio's liquidity reserve and managing the futures contracts and related options of the Portfolio on behalf of RMA. Mr. Voelker has managed assets on behalf of RMA since 1975. Please see "Sector Advisers - Growth Stock Portfolio" for more information about each of the portfolio's sector advisers.

THE UTILITIES STOCK PORTFOLIO. The portfolio manager responsible for the Utilities Stock Portfolio's investments is Lowell G. Miller, a director and the President of Miller/Howard, the subadviser to the portfolio. Mr. Miller has served as President and portfolio manager of Miller/Howard and its predecessor since 1984 and has managed the portfolio since its inception in 1995.

THE MUTUAL FUND PORTFOLIO. The portfolio managers responsible for the Mutual Fund Portfolio's investments are Robert S. Meeder, Jr. and Philip A. Voelker. Mr. Meeder, President of RMA, joined RMA in 1983 and has been the portfolio manager for the portfolio since 1988. Mr. Voelker, Senior Vice President and Chief Investment Officer of RMA, has managed assets on behalf of RMA since 1975 and began co-managing the portfolio in April 1998.

THE BOND PORTFOLIO. The portfolio manager responsible for the Bond Portfolio's investments is Joseph A. Zarr. Mr. Zarr has been associated with RMA as a portfolio manager since 1991 and has managed the portfolio since 1996.

THE MONEY MARKET PORTFOLIO. The portfolio manager responsible for the Money Market Portfolio's investments is Philip A. Voelker, Senior Vice President and Chief Investment Officer of RMA. Mr. Voelker has managed assets on behalf of RMA since 1975 and has managed the portfolio since 1985.


MANAGEMENT FEES. During the calendar year ended December 31, 1998, the portfolios paid management fees totaling the following:

                                            Management Fee as Percentage
         FUND                               OF AVERAGE DAILY NET ASSETS

         The Growth Stock Portfolio                    0.99%
         The Utilities Stock Portfolio                 1.00%
         The Mutual Fund Portfolio                     0.81%
         The Bond Portfolio                            0.24%
         The Money Market Portfolio                    0.15%

For more information about management fees, see "Investment Adviser" and "Investment Subadviser" in the Statement of Additional Information.

YEAR 2000. The common past practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. This failure could adversely affect the funds' operations, including pricing, securities trading and the servicing of shareholder accounts.

     RMA is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during and after 2000. We are now renovating and testing our internal systems. RMA is diligently working with external partners, suppliers, vendors and other service providers to ensure that the systems with which we interact will remain operational at all times.

     In addition to taking reasonable steps to secure our internal systems and external relationships, RMA is further developing contingency plans intended to ensure that unexpected systems failures will not adversely affect the funds' operations. RMA intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternative solutions if necessary.

     Despite RMA's efforts and contingency plans, however, noncompliant computer systems would have an adverse material effect on the funds' business, operations or financial condition. Additionally, the funds' performance could be hurt if a computer system failure at a company or governmental unit affects the prices of securities the fund owns. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about year 2000 readiness as required in the U.S. RMA, of course, cannot audit any company and its major suppliers to verify their year 2000 readiness. RMA understands that many foreign countries and companies are well behind their U.S. counterparts in preparing for 2000.

                      PAST PERFORMANCE OF PRIVATE ACCOUNTS

     PURPOSE OF PAST PERFORMANCE. William L. Gurner is the President and portfolio manager of Sector Capital Management, L.L.C. ("Sector Capital"), the subadviser to the Growth Stock Portfolio in which all of the assets of the Highlands Growth Fund are invested. See "Investment Subadviser - Growth Stock Portfolio" and "Portfolio Managers" under "Who Manages the Funds?" The performance information below is provided to show the past performance of Mr. Gurner and Sector Capital in managing substantially similar accounts to the Growth Stock Portfolio and to measure the past performance against a market index, the S&P 500 Composite Stock Price Index.

     WHAT PAST PERFORMANCE DOES NOT REPRESENT. THE PAST PERFORMANCE SHOWN BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE GROWTH STOCK PORTFOLIO OR THE HIGHLANDS GROWTH FUND. You should not consider the past performance shown below as an indication of the future performance of the Growth Stock Portfolio or the Highlands Growth Fund.


     SIMILAR ACCOUNTS. Mr. Gurner served as Manager - Trust Investments for an employee benefit plan of a large corporation from September 1987 through December 1994. The employee benefit plan had investment goals, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Highlands Growth Fund, except during the period from September 1987 through February 1991, when the employee benefit plan was managed in a different manner than the Growth Stock Portfolio and the Highlands Growth Fund.

     Mr. Gurner left the large corporation in December, 1994 and founded Sector Capital. Sector Capital subadvises the Growth Stock Portfolio and manages private accounts that have investment goals, policies, strategies and risks similar to those of the Growth Stock Portfolio and the Highlands Growth Fund. Mr. Gurner and Sector Capital engaged substantially the same Sector Advisers currently engaged by the Growth Stock Portfolio to manage the employee benefit plan and such private accounts.

     CALCULATION OF PAST PERFORMANCE. Mr. Gurner and Sector Capital's composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the employee benefit plan and the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. Sector Capital's composite includes all actual, fee paying, discretionary, private accounts managed by Sector Capital that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Highlands Growth Fund. Cash and equivalents are included in performance returns. The yearly returns of Sector Capital's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

     DIFFERENCES IN REGULATION. The employee benefit plan managed by Mr. Gurner and the private accounts that are included in Sector Capital's composite are not subject to the same types of expenses to which the Growth Stock Portfolio or the Highlands Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Stock Portfolio and the Highlands Growth Fund by federal securities laws governing mutual funds and tax laws. Consequently, the performance results for the employee benefit plan managed by Mr. Gurner and Sector Capital's composite could have been adversely affected if the employee benefit plan and the private accounts included in the composite had been regulated as mutual funds under the federal securities laws.


     The investment results of Mr. Gurner and Sector Capital's composite presented below are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Stock Portfolio or that you might experience by investing in the Highlands Growth Fund. You should also be aware that the SEC uses a method different from that used below to calculate mutual fund performance, which could result in different performance returns.


 -----------------------
     *AIMR is a non-profit membership and education organization that has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers can be compared.

                      PAST PERFORMANCE OF PRIVATE ACCOUNTS

                                         SECTOR CAPITAL
YEAR              MR. GURNER            MANAGEMENT, L.L.C.          S&P 500(1)
----              ----------            ------------------           -------


1991(2)            18.79%                      N.A.                   16.66%
1992                8.26%                      N.A.                    7.69%
1993               14.78%                      N.A.                   10.00%
1994                0.97%                      N.A.                    1.30%
1995                N.A.                      45.79%                  37.53%
1996                N.A.                      26.27%                  23.08%
1997                N.A.                      32.53%                  33.35%
1998                N.A.                      27.91%                  28.58%

(1) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(2) For the period from March 1, 1991 through December 31, 1991.

                                DISTRIBUTION FEES

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. Each of the funds has a 12b-1 plan. Under a plan, each fund, except for The Total Return Utilities Fund, pays an annual fee of up to 0.20% of fund assets for distribution services. The Total Return Utilities Fund pays an annual fee of up to 0.25% of fund assets for distribution services. Payments under each plan are made for distribution in the form of commissions and fees, advertising, sales literature, services of public relations consultants, direct solicitation and expenses of printing prospectuses and reports used for sales purposes. Persons who receive payments under the plans include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations. Because these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying out other types of sales charges.

                           HOW IS THE TRUST ORGANIZED?

     Each fund is a no-load, open-end management investment company that is a series of The Flex-funds trust (the "Trust").

     The Trust is supervised by a board of trustees, an independent body that has ultimate responsibility for the funds' activities. The board retains various companies to carry out the funds' operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the funds' relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

     The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

PORTFOLIO TRADES

     As long as the advisers believe a brokerage firm can provide a combination of quality execution (i.e., timeliness and completeness) and favorable price, they may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by a portfolio to reduce its, or its corresponding fund's, expenses.

INVESTMENT GOALS

     Except as otherwise indicated, none of the funds' investment goals are fundamental and may be changed without shareholder approval.

DIVERSIFICATION

     All of the funds are diversified, which means each fund may not, with respect to at least 75% of its assets (100% of its assets in the case of The Money Market Fund), invest more than 5% in the securities of one company.

           HOW DOES TAXATION AFFECT THE FUNDS AND THEIR SHAREHOLDERS?

HOW DOES A PORTFOLIO EARN INCOME AND GAINS?

     A Portfolio earns dividends and interest (a Portfolio's "income") on its investments. When a Portfolio sells a security for a price that is higher than it paid, it has a gain. When a Portfolio sells a security for a price that is lower than it paid, it has a loss. If a Portfolio has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a Portfolio has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Portfolio's gains and losses are netted together, and, if a Portfolio has a net gain (a Portfolio's "gain"), that gain will generally be distributed to you.

TAXATION OF A PORTFOLIO'S INVESTMENTS

     A Portfolio invests your money in the securities that are described in the sections "Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that a Portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the funds pay to you. These special tax rules are discussed in the SAI.

     TAXATION OF A FUND. As a regulated investment company, a fund generally pays no federal income tax on the income and gains that it distributes to you.

     FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from a Portfolio's investments in foreign securities. These taxes will reduce the amount of the fund's distributions to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?

     As a shareholder, you will receive your share of a fund's income and gains on its corresponding Portfolio's investments in stocks and other securities. The fund's income and short-term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the fund's distributions to you. The Money Market Fund and the U.S. Government Bond Fund pay dividends from their net investment income on a monthly basis. The Total Return Utilities Fund pays dividends from its net investment income on a monthly basis. The Highlands Growth Fund and The Muirfield Fund pay dividends from their net investment income on a quarterly basis. All funds distribute capital gains, if any, annually.

     DISTRIBUTIONS. Distributions from a fund, whether you receive them in cash or in additional shares, are generally subject to income tax. A fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a fund.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolios may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

     REDEMPTIONS AND EXCHANGES

     WHAT IS A REDEMPTION?

     A redemption is a sale by you to a fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in a fund for shares of another Flex-funds' fund is treated as a redemption of fund shares and then a purchase of shares of the other Flex-funds' fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

     If you redeem your shares or if you exchange your shares in a fund for shares in another Flex-funds fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares in a fund will be disallowed by the IRS if you purchase other shares in that fund within 30 days before or after your redemption or exchange.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The funds will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax adviser to determine the U.S. and non-U.S. tax consequences of your investment in the funds.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your funds shares will generally by subject to state and local income tax. The holding of funds shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the funds.

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

     This explanation uses the Highlands Growth Fund as an example. The fund began calendar year 1998 with a net asset value (price) of $18.55 per share. During the year, the fund earned $0.06 per share from net investment income (interest and dividends less operating expenses) and $4.32 per share from investments that had appreciated in value or that were sold for higher prices than the fund paid for them.

     Shareholders received $1.70 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The earnings ($4.38 per share) minus the distributions ($1.70 per share) resulted in a share price of $21.23 at the end of the year. This was an increase of $2.68 per share (from $18.55 at the beginning of the year to $21.23 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the fund was 23.67% for the year.

     As of December 31, 1998, the fund had approximately $43,908,000 in net assets. For the year, its expense ratio was 1.69% ($16.90 per $1,000 of net assets); and its net investment income amounted to 0.31% of its average net assets. It sold and replaced securities valued at 79.98% of its net assets.

                              FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years (or, if shorter, the period of the funds' operations). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by KMPG LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report, which is available upon request.


                               THE HIGHLANDS GROWTH FUND

                                        1998    1997     1996     1995     1994
                                        ----    ----     ----     ----     ----
Net Asset Value, Beginning of period  $18.55   $16.41  $15.34   $13.08   $13.45
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                0.06     0.06    0.31     0.50     0.27
   Net Gains or (Losses) on Securities
   (BOTH REALIZED AND UNREALIZED)       4.32     4.73    1.07     2.68    (0.37)
-------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS        4.38     4.79    1.38     3.18    (0.10)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends (from net investment
      income)                          (0.06)   (0.06)  (0.31)   (0.50)   (0.27)
   DISTRIBUTIONS (FROM CAPITAL GAINS)  (1.64)   (2.59)    -      (0.42)      -
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    (1.70)   (2.65)  (0.31)   (0.92)   (0.27)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD        $21.23   $18.55  $16.41   $15.34   $13.08
--------------------------------------------------------------------------------

TOTAL RETURN                          23.67%   29.28%   9.08%   24.61%   (0.69%)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period ($000)   43,908   33,752   24,204   24,631   22,176
   Ratio of Expenses to Average
      Net Assets                       1.69%   1.87%    1.65%    1.64%    1.63%
   Ratio of Net Investment Income to
      Average Net Assets               0.31%    0.30%   1.92%    3.38%    1.95%

   Ratio of Expenses to Average Net
      Assets before Waiver of Fees(1)  1.70%    1.87%   1.65%    1.64%    1.63%
   Ratio of Net Investment Income to
      Average Net Assets before
      Waiver of Fees(1)                0.30%   0.30%    1.92%    3.38%    1.95%
   Portfolio Turnover Rate(2)         79.98% 129.79%   81.66%  337.57%  102.76%

(1) Annualized ratio includes fees waived in corresponding portfolio.

(2) Represents turnover rate of corresponding portfolio.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information Dated April 30, 1999.

                         THE TOTAL RETURN UTILITIES FUND

                                             1998     1997     1996     1995*
                                             ----     ----     ----     -----
NET ASSET VALUE, BEGINNING OF PERIOD        $17.72   $14.98   $14.14   $12.50
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                         0.25     0.25     0.37     0.21
--------------------------------------------------------------------------------
Net Gains or Losses on Securities
(BOTH REALIZED AND UNREALIZED                 1.29     3.99     1.48     1.64
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              1.54     4.24     1.85     1.85
--------------------------------------------------------------------------------
LESS DIVIDENDS AND  DIVIDENDS
--------------------------------------------------------------------------------
FROM NET INVESTMENT INCOME                   (0.25)   (0.25)   (0.37)   (0.21)
--------------------------------------------------------------------------------
FROM NET CAPITAL GAINS                        0.00    (1.25)   (0.64)     --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          (0.25)   (1.50)   (1.01)   (0.21)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $19.01   $17.72   $14.98   $14.14
--------------------------------------------------------------------------------
TOTAL RETURN                                  8.74%   28.68%   13.33%   15.00%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($000)            10,455    8,405    5,074    2,881
--------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS       1.80%   1.80%    1.25%    1.25%+
--------------------------------------------------------------------------------
RATIO OF NET INCOME TO AVERAGE NET ASSETS     1.35%   1.57%    2.55%    3.18%+
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets,
     BEFORE WAIVER OF FEES(1)(2)              2.11%   2.51%    2.95%    4.35%+
--------------------------------------------------------------------------------
Ratio of Net Income to Average Net Assets,
     BEFORE WAIVER OF FEES(1)(2)              1.04%   0.86%    0.85%    0.08%+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(3)                   51.36%  41.22%   50.79%    5.06%
--------------------------------------------------------------------------------

*For the period June 21, 1995 to December 31, 1995.


(1) See "Fees and Expenses of the Fund" for explanation of waiver of advisory fees.


(2) Includes directed brokerage payments in corresponding portfolio.

(3)  Turnover rate of corresponding portfolio.

+   Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information Dated April 30, 1999.

                                                   THE MUIRFIELD FUND

                                        1998    1997     1996     1995     1994
                                        ----    ----     ----     ----     ----

Net Asset Value, Beginning of period   $5.47   $5.47    $5.73    $5.34    $5.36
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)         0.08    0.11     0.10     0.06     0.14
   Net Gains or (Losses) on Securities
   (BOTH REALIZED AND UNREALIZED)       1.51    0.91     0.25     1.31     0.00
--------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS        1.59    1.02     0.35     1.37     0.14
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends (from net investment
      income)                          (0.08)  (0.11)   (0.10)   (0.06)   (0.14)
   DISTRIBUTIONS (FROM CAPITAL GAINS)  (0.10)  (0.91)   (0.51)   (0.92)   (0.02)
--------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                    (0.18)  (1.02)   (0.61)   (0.98)   (0.16)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD         $6.88   $5.47    $5.47    $5.73    $5.34
--------------------------------------------------------------------------------

TOTAL RETURN                           29.33%  18.59%    5.99%   25.82%    2.70%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period ($000)   125.547  130,783  121,335  111,751  83,119
  Ratio of Expenses to Average
     Net Assets                         1.24%   1.29%    1.19%    1.26%    1.22%
  Ratio of Net Income (Loss) to
     Average Net Assets                 1.23%   1.69%    1.54%    0.97%    2.55%
  Portfolio Turnover Rate(1)         128.31%  395.42%  297.41%  186.13%  168.17%

 (1) Represents turnover rate of corresponding portfolio.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information Dated April 30, 1999.

                                          THE U.S. GOVERNMENT BOND FUND

                                        1998    1997     1996     1995     1994
                                        ----    ----     ----     ----     ----

Net Asset Value, Beginning of period  $21.19  $20.64   $21.58   $19.25   $20.18
INCOME FROM INVESTMENT OPERATIONS
     Net Investment income              0.97    0.99     0.96     1.11     0.72
     Net Gains or (Losses) on Securities
     (BOTH REALIZED AND UNREALIZED)     1.02    0.55    (0.94)    2.33    (0.93)
--------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS        1.99    1.54     0.02     3.44    (0.21)
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS
     FROM NET INVESTMENT INCOME        (0.97)  (0.99)   (0.96)   (1.11)   (0.72)
--------------------------------------------------------------------------------
     FROM NET REALIZED GAINS           (0.07)    --       --       --       --
--------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                    (1.04)  (0.99)   (0.96)   (1.11)   (0.72)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD        $22.14  $21.19   $20.64   $21.58   $19.25
--------------------------------------------------------------------------------

TOTAL RETURN                           9.26%   7.70%    0.15%   18.32%   (0.99%)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period ($000)   11,294  16,973   17,783   16,048   12,983
   Ratio of Expenses to Average
      Net Assets                       1.00%   1.00%    1.00%    1.00%    1.00%
   Ratio of Net Income to Average
      Net Assets                       4.52%   4.85%    4.61%    5.41%    3.71%
   Ratio of Expenses to Average Net
      Assets, before waiver of fees(1) 1.16%   1.14%    1.06%    1.14%    1.14%
   Ratio of Net Income to Average Net
      Assets, before waiver of fees(1) 4.36%   4.71%    4.55%    5.27%    3.57%
     Portfolio Turnover Rate(2)      225.11% 375.64%  778.59%  232.34%  707.57%


(1) See "Fees and Expenses of the Fund" for explanation of adviser's waiver of fees.


(2) Represents turnover rate of corresponding portfolio.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information dated April 30, 1999.

                                               THE MONEY MARKET FUND

                                        1998    1997     1996     1995     1994
                                        ----    ----     ----     ----     ----

Net Asset Value, Beginning of period   $1.00   $1.00    $1.00    $1.00    $1.00

INCOME FROM INVESTMENT OPERATIONS
     NET INVESTMENT INCOME             0.052   0.053     0.05     0.06     0.04
--------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS       0.052   0.053     0.05     0.06     0.04
--------------------------------------------------------------------------------

Less Dividends and Distributions
     FROM NET INVESTMENT INCOME       (0.052) (0.053)   (0.05)   (0.06)   (0.04)
--------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                   (0.052) (0.053)   (0.05)   (0.06)   (0.04)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $1.00   $1.00     $1.00    $1.00    $1.00
--------------------------------------------------------------------------------
TOTAL RETURN                           5.31%   5.38%     5.27%    5.85%    4.10%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period ($000)  154,225  169,335  119,947  141,087  164,838
   Ratio of Expenses to Average Net
      Assets                           0.40%   0.40%     0.40%    0.40%    0.37%
   Ratio of Net Investment Income to
      Average Net Assets               5.19%   5.26%     5.15%    5.70%    4.02%
   Ratio of Expenses to Average Net
      Assets before waiver of fees(1)  0.59%   0.59%     0.58%    0.64%    0.57%
   Ratio of Net Income to Average Net
      Assets, before waiver of fees(1) 5.00%   5.07%     4.97%    5.46%    3.82%


(1) See "Fees and Expenses of the Fund" for explanation of adviser's waiver of fees.


Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information Dated April 30, 1999.

                               SHAREHOLDER MANUAL

                                HOW TO BUY SHARES

Shares are offered continuously and sold without a sales charge. Shares of The Highlands Growth, Muirfield and Total Return Utilities Funds are purchased at net asset value per share next determined after receipt of the purchase order by Mutual Funds Service Co., the funds' transfer agent, or an authorized agent of the funds. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment by the fund's transfer agent or the fund's authorized agent. Shares of The Money Market Fund are sold at the net asset value per share next determined after receipt of both a purchase order and payment in federal funds. Investments made by check are entered and credited at the net asset value determined on the next business day following receipt.

MINIMUM INVESTMENT. The minimum investment to open an account in each fund is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

OPENING AN ACCOUNT.  You may open an account by mail or bank wire as follows:

     BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. BE SURE TO SPECIFY THE NAME OF THE FUND IN WHICH YOU ARE INVESTING. A check payable to each fund you specify must accompany the New Account Application. The funds do not accept third party checks. Payments may be made by check or Federal Reserve Draft payable to the particular fund(s) specified on the application and should be mailed to the following address: THE FLEX-FUNDS, C/O R. MEEDER & ASSOCIATES, INC., P.O. BOX 7177, DUBLIN, OHIO 43017.

     BY BANK WIRE: If the wire order is for a new account, or to open an account in a different fund, YOU MUST TELEPHONE THE FUND PRIOR TO MAKING YOUR INITIAL INVESTMENT. Call 1-800-325-FLEX, or (614) 760-2159. Advise the fund of the amount you wish to invest and obtain an account number and instructions. Money sent by a single wire can only be invested in one fund. Have your bank wire federal funds to:


         FIRSTAR BANK, N.A. CINTI/TRUST
              ABA #: 042-00001-3
         ATTENTION: THE FLEX-FUNDS
                    (AND NAME OF FUND--SEE BELOW) Credit Account Number (account number for fund as follows):


              Highlands Growth Fund -- Account Number 9304932
              Muirfield Fund -- Account Number 9305731
              Total Return Utilities Fund -- Account Number 483608915 U.S. Government Bond Fund -- Account Number 9305152
              Money Market Fund -- Account Number 9305533

              Account Name (your name)
              Your Flex-funds account number

On new accounts, a completed application must be sent to The Flex-funds c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. A fund will not permit a redemption until it receives the New Account Application in good order.

SUBSEQUENT INVESTMENTS. Subsequent investments in an existing account in any fund may be made by mailing a check payable to: Highlands Growth Fund; Muirfield Fund; Total Return Utilities Fund; U.S. Government Bond Fund; or Money Market Fund. PLEASE INCLUDE YOUR ACCOUNT NUMBER ON THE CHECK AND MAIL AS FOLLOWS:

              THE FLEX-FUNDS
              LOCATION NUMBER: 00215
              CINCINNATI, OH 45264-0215

Subsequent investments may also be made by bank wire as described above. IT IS NECESSARY TO NOTIFY THE FUND PRIOR TO EACH WIRE PURCHASE. Wires sent without notifying the fund will result in a delay of the effective date of your purchase.

WHEN PURCHASES ARE EFFECTIVE. New Account Applications for The Highlands Growth, Muirfield, Total Return Utilities and U.S. Government Funds, when accompanied by payment, are accepted immediately and the shares are priced at the next determined net asset value per share. Subsequent purchase orders are handled the same way, except on purchases made by telephone. For purchases made by telephone, payment for shares purchased in The Highlands Growth Fund is due within three business days, whereas payment for shares purchased in The Muirfield and Total Return Utilities Funds is due within one business day. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment. Income dividends in The U.S. Government Bond Fund begin as of the first business day following the day of purchase.

New Account Applications and subsequent purchase orders for The Money Market Fund which are received by or on behalf of the fund prior to 3:00 p.m., Eastern time on a business day, begin earning dividends that day, provided payment in federal funds (bank wire) is received by the bank that day. New Account Applications and subsequent purchase orders which are received after 3:00 p.m., or for which wire payment is not received, are accepted as a purchase the following day. Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.

If a shareholder's check is dishonored, the purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).")

Financial Institutions: You may buy shares or sell shares of the funds through a broker or financial institution who may charge you a fee for this service. If you are purchasing shares of a fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus.

Certain financial institutions that have entered into sales agreements with the funds may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of The Muirfield, Total Return Utilities and U.S. Government Bond Funds. Payment is due no later than the fund's pricing on the following business day. In The Highlands Growth Fund, payment for confirmed purchase orders is due within three business days. Purchase orders for The Money Market Fund which are received prior to 3:00 p.m., Eastern time, begin earning dividends that day, provided Firstar Bank, N.A., the Custodian for the fund, receives federal funds by 4:00 p.m., Eastern time, that same day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by a fund.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL: You may redeem shares by mailing a written signature guaranteed request to The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017. Signature guaranteed means that the request must be signed by you and your signature must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). We do not accept signatures guaranteed by a notary public. Additional documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. We may waive these requirements in certain instances.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE: You may redeem by telephone: 1-800-325-FLEX, or call (614) 760-2159. If you who wish to use this procedure, you must select this feature on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, you may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the fund. In this case, your signature must be guaranteed. Additional documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     WHEN REDEMPTIONS ARE EFFECTIVE. Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE. Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio bank business day following the date of the order for withdrawal. In The Money Market Fund, if a request for a wire redemption is received prior to 3:00 p.m., Eastern time, on a bank business day, funds will be wired on the same day. Amounts withdrawn by mail are normally sent by mail within one business day after the request is received, and must be mailed within seven days with the following exception. If shares are purchased by check, the funds' transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected. The fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

     CHECK-WRITING REDEMPTION PROCEDURE--MONEY MARKET FUND ONLY: The Money Market Fund will provide a supply of drafts to any shareholder when requested. Drafts are mailed to your address of record normally within two weeks following the date of the initial investment. These drafts may be used to draw against your Money Market Fund account. Drafts may be written in any amount greater than $100. To use this privilege you must complete the check-writing redemption feature on the New Account Application form and complete the signature card, or notify the fund after making an initial investment.

     A commercial check package consisting of 300 drafts is available for a nominal charge. If you are interested in a commercial check package, you should contact the funds for additional information.

     When a draft is presented to the Bank for payment, the Bank (as your agent) will cause the fund to redeem sufficient shares to cover the amount of the draft. Shares continue earning dividends until the day on which the draft is presented to the Bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept drafts for payment which are presented through normal bank clearing channels. If shares are purchased by check, the funds' transfer agent will return drafts drawn on funds from purchases made by check(s), or any portion thereof, until the check(s) used to purchase shares has cleared. If you anticipate draft redemptions soon after you purchase shares, you are advised to wire funds to avoid the return of any draft(s). If the amount of the draft is greater than the value of the shares held in your account, the draft will be returned and your account will be charged a fee of $15. To avoid the possibility that a draft may not be accepted due to insufficient share balances, you should not attempt to withdraw the full amount of an account or to close out an account by using this procedure. The Money Market Fund, the transfer agent and the Bank will not be liable for any loss or expenses associated with returned drafts. Use of this procedure will be subject to the Bank's rules and regulations governing checking accounts.

     You may request a stop payment on any draft and the transfer agent will attempt to carry out your request. The transfer agent cannot guarantee that such efforts will be successful. As the Bank charges the fund for this service, your account will be charged a $27.50 fee for any such request that becomes effective. No fee, other than those specified above, will be charged to you for participation in the check-writing redemption procedure or for the clearance of any drafts.

         ACCOUNTS WITH LOW BALANCES. Any fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made. Any fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in the account to $1,000 ($500 for an IRA).

                               EXCHANGE PRIVILEGE

You may exchange shares of any fund for shares of any other Flex-funds' fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements. It will be necessary to complete a separate New Account Application if:

     o    you wish to register a new account in a different name;

     o    you wish to add telephone redemption to an account; or

     o you wish to have check-writing redemption privileges in a Money Market Fund account.

Exchange requests may be directed to the fund by telephone or written request. If your request is in valid form, and is accepted before the close of the fund's business day, shares will be exchanged that day. Exchange requests from The Money Market Fund to another fund must be received prior to 3:00 p.m., Eastern time, to be exchanged that day. Otherwise, they will be exchanged the next business day.

     BY MAIL: Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as your name appears on the fund's account records.

     BY TELEPHONE: Exchange requests may be made by telephone: call 1-800-325-FLEX, or call (614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current account. The registration of additional accounts must be identical.

     Any exchange involves a redemption of all or a portion of the shares in one fund and an investment of the redemption proceeds in shares of one of the other funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, each fund may reject any exchange request and limit your use of the exchange privilege.

     The exchange of shares of one fund for shares of another fund is treated for federal income tax purposes as a sale of the shares given in exchange.

     You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange.

                              TRANSACTION POLICIES


     VALUATION OF SHARES. The net asset value per share (NAV) for each fund, except the U.S. Government Bond Fund and the Money Market Fund, is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the fund's net assets by the number of its shares outstanding. The NAV for the U.S. Government Bond Fund and the Money Market Fund are determined each business day that the Federal Reserve System is open. The NAV for the U.S. Government Bond Fund and the Money Market Fund are calculated on each such business day at 3:00 p.m.


     The assets of each portfolio, except the Money Market Portfolio, are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the adviser under procedures adopted by the Board of Trustees. The assets of the Money Market Portfolio (and short-term money market instruments held by other portfolios) are valued on the basis of amortized cost.

     BUY AND SELL PRICES. When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

     EXECUTION OF REQUESTS. Each fund, except the U.S. Government Bond Fund and The Money Market Fund, is open on those days when the New York Stock Exchange is open, typically Monday through Friday. The U.S. Government Bond Fund and The Money Market Fund are open on those days when the Federal Reserve System is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

     At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days, as allowed by federal securities laws.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen business days after the purchase.

                           OTHER SHAREHOLDER SERVICES

     AUTOMATIC ACCOUNT BUILDER:

     Regular investments in any fund of $100 or more will be deducted from your checking or savings account and invested in shares of the fund(s) selected. Your bank must be a member of the Automated Clearing House (ACH). If you wish to add to your investment account, you must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

     DIRECT DEPOSIT:

     Investments of $100 or more may be directly deposited into your account. If you wish to have a financial institution electronically transfer funds into your account, you should contact the fund for information on this service. There is no charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM:

     A Systematic Withdrawal Program is offered if you wish to receive regular distributions from your account. You must either own or purchase shares having a value of at least $10,000 and advise the fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted. You may make additional investments and may change or stop the program at any time. There is no charge for this program.

     RETIREMENT PLANS

     The funds offer retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), a Roth IRA, an Education IRA, a Simple IRA and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 760-2159.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS:

     A fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the fund.

DISTRIBUTOR:

     Shares of the funds are sold in those states where their shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.

                                 MORE ABOUT RISK

     A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

     The funds are permitted to use - within limits established by the trustees
- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that a Flex-funds' fund will earn income or show a positive total return over any period of time - days, months or years.

INVESTMENT PRACTICES, SECURITIES AND RELATED RISKS

     This table shows each portfolio's investment limitations as a percentage of portfolio assets, if a percentage applies. In each case the principal types of risk are listed (see following pages for definitions). Numbers in this table show allowable usage only; for actual usage, consult the portfolios and funds' annual/semiannual reports.

          NL -- No policy limitation on usage; portfolio may be using currently P -- Permitted, but has not typically been used
          NP -- Not permitted


                                                  UTILITIES
                                    GROWTH        STOCK                       BOND         MONEY
                                    STOCK         PORTFOLIO     MUTUAL        PORTFOLIO    MARKET
                                    PORTFOLIO     (TOTAL        FUND          (U.S.        PORTFOLIO
                                    (HIGHLANDS    RETURN        PORTFOLIO     GOV'T        (MONEY
                                    GROWTH        UTILITIES     (MUIRFIELD    BOND         MARKET
                                    FUND)         FUND)         FUND)         FUND)        FUND)

SMALL AND MID-SIZED COMPANY            P              P           NL           NP           NP
SECURITIES.  Market, liquidity
and information risk.


                                       54




FOREIGN SECURITIES.  Market,          NP             25%          P            NP           NP
currency, transaction, liquidity,
information and political risk.

SECTOR FOCUS.  Market and             NP             NL           P            NP           NP
liquidity risk.

CONVERTIBLE SECURITIES.                P              P           P            NP           NP
Market, interest rate, prepayment
and credit risk.

INVESTMENT GRADE BONDS.                P              P           P            P             P
Interest rate, prepayment, market
and credit risk.

COMPANIES WITH LIMITED OPERATING       P              P           P            NP            P
HISTORIES.  Market, liquidity and
information risk.

ILLIQUID AND RESTRICTED               10%            10%         10%           10%          10%
SECURITIES.  Market, liquidity
and transaction risk.

DEFENSIVE MEASURES.                   20%           100%        100%          100%         100%
Opportunity risk.

REPURCHASE AGREEMENTS.                20%           100%        100%          100%         100%
Credit risk.

BORROWING; REVERSE REPURCHASE       33-1/3%        33-1/3%        5%            5%           5%
AGREEMENTS.  Leverage and
credit risk.

HEDGING STRATEGIES; FINANCIAL        100%           100%        100%          100%           NP
FUTURES AND OPTIONS;
SECURITIES AND INDEX OPTIONS.
Hedging, correlation, opportunity,
leverage, interest rate, market,
and liquidity risks.

CURRENCY CONTRACTS.                    NP             P           NP           NP           NP
Currency leverage, credit,
correlation, liquidity and
opportunity risks.


SECURITIES LENDING.                    NP          33 1/3%        NP           NP           NP
Credit risk.


SHORT-TERM TRADING.                    NL            NL           NL           NL           NL
Market risk.


                                       55



WHEN-ISSUED SECURITIES AND             NP            NP            P           NP           NP
FORWARD COMMITMENTS.
Market, opportunity and
leverage risks.



                          RISK AND INVESTMENT GLOSSARY

     BORROWING refers to a loan of money from a bank or other financial institution undertaken by a portfolio.

     COMMON STOCK is a share of ownership (equity) interest in a company.

     COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

     CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer.

     CORRELATION RISK occurs when a portfolio "hedges" - uses one investment to offset the fund's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected results may occur.

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     CURRENCY CONTRACTS involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

     CURRENCY RISK happens when a portfolio buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when a portfolio's investments are converted to U.S. dollars.


     DEFENSIVE MEASURES may be taken when a portfolio's adviser believes they are warranted due to market conditions. When this happens, the portfolio may increase its investment in government securities and other short-term securities without regard to the portfolio's investment restrictions, policies or normal investment emphasis. As a result, the portfolio could be unable to achieve its investment objective.

     DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets (in the case of The Money Market Fund, 100% of its assets), invest more than 5% in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. All of the Flex-funds are diversified funds. However, the Mutual Fund Portfolio (the corresponding Portfolio of The Muirfield Fund) may invest more than 5% of its assets in one mutual fund. If this underlying mutual fund performs poorly, this could negatively affect The Muirfield Fund's share price.

     FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.

     FOREIGN SECURITIES are issued by companies located outside of the United States. A fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S.

     FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

     HEDGING RISK comes into play when a portfolio uses a security whose value is based on an underlying security or index to "offset" the portfolio's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

     ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

     INFORMATION RISK means that information about a security or issuer may not be available, complete, accurate or comparable.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     INVESTMENT GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract. Also, if the Mutual Fund Portfolio (the corresponding Portfolio of The Muirfield Fund) invests in mutual funds that use leverage, it will have the risks arising from the use of leverage.

     LIQUIDITY RISK occurs when investments cannot be sold readily. A fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

     POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     REPURCHASE AGREEMENTS means the purchase of a security that must later be sold back to the issuer at the same price plus interest.

     SECTOR FOCUS occurs when a significant portion of a portfolio's assets are invested in a relatively small number of related industries. None of The Flex-funds, except the Total Return Utilities Fund, will concentrate more than 25% of their total assets in any one industry. However, if the Mutual Fund Portfolio (the corresponding Portfolio of The Muirfield Fund) invests in mutual funds that concentrate investments in one or a small number of related industries, they will have the risks arising from sector focus. Sector focus may increase both market and liquidity risk.

     SECURITIES LENDING means the lending of securities to financial institutions, which provide cash or government securities as collateral.

     SHORT-TERM TRADING means selling a security soon after purchase. A portfolio engaging in short-term trading will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from a fund, you will be taxed at ordinary tax rates. Because the adviser or subadviser may take defensive measures with regard to 100% of the assets in the corresponding portfolios of the Total Return Utilities Fund, the Muirfield Fund, the Money Market Fund and the U.S. Government Bond Fund, the risks and expenses of short-term trading may be higher in these portfolios.


     SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater its risks.


     TRANSACTION RISK means that a portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

     WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS involve the purchase and sale of securities for delivery at a future date, market value may change before delivery.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

          The SAI provides more detailed information about the funds. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

          These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

          The SAI, the reports and other information about the funds may be viewed on the Commission's Internet website at HTTP://WWW.SEC.GOV and copies of this information may be obtained (upon payment of a copying fee) by writing the public reference section of the Commission, Washington, D.C. 20549-6009 (telephone 1-800-SEC-0330).

          To request a free copy of the current annual/semi-annual report or SAI, request other information about the funds, or make shareholder inquiries, please write, call or E-mail us at:

                   The Flex-funds
                   6000 Memorial Drive
                   Dublin, OH  43017
                   Telephone:  1-800-325-3539 or 614-760-2159
                   WWW.FLEXFUNDS.COM




                                      Investment Company Act File No. 811-3462

                   THE FLEX-FUNDS TOTAL RETURN UTILITIES FUND
                       CROSS REFERENCE SHEET TO FORM N-1A

PART B.

ITEM NO.       STATEMENT OF ADDITIONAL INFORMATION

10(a)          Front Cover Page
10(b)          Table of Contents

11             Description of the Trust

12(a)          Description of the Trust
12(b)          Investment Policies and Limitations
               Risk Considerations
12(c)(d)(e)    Investment Policies and Limitations

13(a)          Description of the Trust
               Trustees and Officers
13(b)(c)(d)    Trustees and Officers
13(e)          Not applicable

14(a)          Principal Holders of Outstanding Shares
14(b)          Not applicable
14(c)          Trustees and Officers

15(a)          Investment Adviser and Manager
               Investment Subadviser
15(b)          Not applicable
15(c)          Investment Adviser and Manager
               Investment Subadviser
15(d)          Contracts with Companies Affiliated With the Manager
15(e)(f)       Not applicable
15(g)          Distribution Plan
15(h)          Contracts with Companies Affiliated With the Manager
               Additional Information

16(a)(b)(c)(d) Portfolio Transactions
16(e)          Not applicable

17(a)          Description of the Trust
17(b)          Not applicable

18(a)          Additional Purchase and Redemption Information
               Flex-funds Retirement Plans

18(b)          Not applicable
18(c)          Valuation of Portfolio Securities
18(d)          Description of the Trust

19             Distributions and Taxes

20             Not applicable

21(a)          Not applicable
21(b)          Performance

22             Financial Statements

                           TOTAL RETURN UTILITIES FUND
                         A FUND OF THE FLEX-FUNDS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 1999

This Statement is not a prospectus but should be read in conjunction with The Flex-funds current Prospectus (dated April 30, 1999). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-325-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

          TABLE OF CONTENTS                                    PAGE

          Description of the Trust
          Investment Policies and Limitations
          Portfolio Transactions
          Valuation of Portfolio Securities
          Performance
          Additional Purchase and Redemption Information
          Distributions and Taxes
          Investment Adviser and Manager
          Investment Subadviser
          Distribution Plan
          Trustees and Officers
          Flex-funds Retirement Plans
          Contracts With Companies Affiliated With Manager
          Additional Information
          Principal Holders of Outstanding Shares
          Financial Statements

         INVESTMENT ADVISER                           TRANSFER AGENT
         R. Meeder & Associates, Inc.                 Mutual Funds Service Co.

         INVESTMENT SUBADVISER
         Miller/Howard Investments, Inc.

                            DESCRIPTION OF THE TRUST

     BACKGROUND. The Trust was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its five constituent funds is a diversified open-end management investment company. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has no investment adviser because the Trust seeks to achieve the investment objective of each Fund by investing each Fund's assets in the corresponding Portfolio. Each Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, The Total Return Utilities Fund seeks to achieve its investment objectives by investing all of its assets in the Utilities Stock Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     The Utilities Stock Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the

Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to that Fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Policies and Limitations." For descriptions of the management and expenses of the Portfolios, see "Investment Adviser and Manager" and "Trustees and Officers."

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

     Shares are fully paid and nonassessable. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

                       INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio may invest more than 25% of its total assets in securities of public utility companies;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only (a) from a bank, or from a registered investment company for which the Manager serves as investment adviser if an applicable exemptive order has been granted or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Manager if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the Portfolio's net assets) to a registered investment company for which the Manager serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases or debt securities or to repurchase agreements.)

     (vii) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (viii) The Portfolio does not currently intend to purchase the securities of any issuer other than securities issued or guaranteed by domestic or foreign governments (or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (ix) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (x) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (xi) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     (xii) The Portfolio does not currently intend to invest in electric utilities whose generation of power is derived from nuclear reactors.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 16. For the Portfolio's limitations on short sales, see the section entitled "Short Sales" on page 21.

MONEY MARKET INSTRUMENTS

     When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000 000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio.

          The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements - See "Repurchase Agreements" below.

     The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See "Repurchase Agreements" below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Portfolio's investments and, through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Subadviser may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The repurchase date is usually within a day or two of the original purchase, although it may not be for a number of months. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Portfolio will require additional collateral. If the seller defaults or becomes insolvent and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadviser. Such transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.

     SECURITIES LENDING. The Portfolio may lend securities to parties such as broker-dealers or institutional investors.

     During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Portfolio may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Portfolio may lend up to 30% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if, in the Subadviser's judgment, the consideration to be earned from such loans would justify the risk.

     The Subadviser understands that it is the current view of the SEC Staff that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio's Custodian will maintain, in a segregated account of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts and European Depositary Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     HEDGING STRATEGIES. The Portfolio may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the Portfolio's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the Portfolio's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the portfolio's while the manager is making a change in the Portfolio's investment position.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Portfolio will be able to realize this objective, and there are some risks in utilizing a hedging strategy.

     FOREIGN CURRENCY TRANSACTIONS. The Portfolio may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     The Portfolio may use forward currency contracts to manage currency risks and to facilitate transactions in foreign securities. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar, or may involve two foreign currencies. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio.

     In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or " transaction hedge."

     The Subadviser expects to enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. The Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Subadviser.

     The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of forward currency contracts will depend on the Subadvisers skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolio.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-funds. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

         The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option the Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. The Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. The Portfolio may write covered call options and purchase put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio or which the Subadviser intends to include in the Portfolio. The Portfolio also may write covered call options and buy put and call options on stock indexes. Such stock index options serve to hedge against overall fluctuations in the securities markets generally or in the utilities market sector specifically, rather than anticipated increases or decreases in the value of a particular security.

     When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     The Portfolio may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Portfolio is obligated under the option, it owns the underlying security or currency. The Portfolio will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Portfolio would be required to pay were the option exercised.

     COMBINED POSITIONS. The Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the Yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if the Subadviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Fund currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

     When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

     SOCIAL INVESTMENT POLICY. The Fund offers investors the opportunity for capital appreciation, current income, and growth of income, in environmentally and socially preferable equity investment strategies. The Fund provides a unique opportunity to be involved in the equity market without being involved in many areas of the economy that may be objectionable to an investor. The Portfolio combines carefully selected and screened portfolios with positive social action on policy issues through proxy voting and shareholder advocacy.

     STOCK SELECTION PROCESS. The Subadviser makes use of third party research from sources such as Investor Responsibility Resource Center (IRRC), the Council on Economic Priorities (CEP), Franklin Research and Development Corp., Kinder,

Lyndenberg, and Domini, Value Line, and the internet to develop an overall social profile and screen companies that meet its financial criteria, paying particular attention to the following:

EXCLUSIONARY SCREENS

     TOBACCO/ALCOHOL/GAMBLING/FIREARMS. The Portfolio is free from companies with primary or subsidiary businesses involved in the alcohol, tobacco, gambling and firearms industries.

     WEAPONS/MILITARISM. None of the companies in the Portfolio has a primary involvement in the defense industry, and companies with greater than three percent dependence on revenues from weapons production will be screened out.

     NUCLEAR POWER. The Portfolio will not invest in any company involved in nuclear power production. If a company merges with, acquires or is acquired by a company that is involved in nuclear power production, the Portfolio will divest.

     ANIMAL TESTING. The Portfolio will not invest in any company involved in animal testing or animal usury.

     EQUAL EMPLOYMENT OPPORTUNITY/LABOR ISSUES. The Portfolio is committed to promoting workplace diversity (see section on proxy voting/shareholder activism). If a company has unremediated or egregious problems in the area of Equal Employment Opportunity (such as discrimination or harassment), Workplace Safety (such as OSHA safety violations), or Union/Labor Issues (such as WARN act violations), the fund will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     THE ENVIRONMENT. Excluding companies involved in nuclear power generation is not the only positive environmental feature of the Fund.

     The investment portfolio typically invests across all the essential service areas: telephone, electric, water, and natural gas. Consideration is given to natural gas not only because it's an environmentally preferable alternative fuel, but because the industry shows tremendous potential as an area of growth. In addition, the Portfolio seeks to invest in companies involved in energy production from renewable and alternative resources, whenever such investments are in keeping with the financial objectives and liquidity concerns of the strategy.

     The Portfolio seeks to exclude companies that have a history of environmental negligence or a pattern of violation of environmental regulations. If a company has unremediated or egregious problems in the area of environmental performance, the Subadviser will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     INTERNATIONAL LABOR ISSUES. Sweatshop operations and slave labor are other potential areas of concern. If these issues exist at companies the Portfolio invests in, the Subadviser will work to open dialogue in an attempt to encourage the company to adopt comprehensive supplier standards.

     In the case of companies with Maquiladora operations, the Subadviser will work to encourage the company to address any environmental problems or labor related issues, such as below subsistence wages or unsafe working conditions.

     SHAREHOLDER ADVOCACY/PROXY VOTING GUIDELINES. Socially responsible investing is a complex process involving education and choice. All companies have the potential to improve their performance in a number of areas that affect the environment and quality of life. Investors have an opportunity to engage corporate management in dialogue about issues that are of concern to them.

     Proxy voting is one of the best ways for an investor to communicate support or disagreement with management policy. The Subadviser votes proxies on a case by case basis, but will generally vote with management on most standard business issues such as the appointment of independent auditors and the election of board directors. In cases where a company's board lacks representation of women and minorities, the Subadviser will vote against the board and send a letter to management explaining their position and encourage diversity on the board.

     In addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders for inclusion on the ballot in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as workplace diversity, militarism, labor relations, and the environment. The primary goal of the resolution process is not a vote, but to engage the company in a dialogue on an issues. These resolutions are filed well in advance of the annual meeting, and if dialogue with the company is fruitful, the filers may withdraw the resolution before it even comes to a vote.

     The Subadviser is an associate member of the Interfaith Center on Corporate Responsibility (ICCR), and makes use of information from ICCR as well as research from Investor Responsibility Resource Center (IRRC) to keep track of resolutions as they are filed. When a resolution is filed on an issue of concern for the Portfolio, a letter is sent to the company echoing the concern of the filers and encouraging the company to enter a dialogue on the subject. In addition, the Subadviser co-files resolutions on issues such as the implementation of the Coalition for Environmentally Responsible Economies (CERES) principles (1997: Enron Corporation, U.S. West, Inc.) and foreign military sales reporting (1997: GTE Corporation).

     The Subadviser will likely support and vote for resolutions such as those requesting reports on workplace diversity, the implementation of the CERES principles, reports on foreign military sales, implementation of the MacBride principles, shareholder approval of golden parachute plans and other social and environmental issues. When a vote on such a resolution is made, a position letter is sent to management, in an effort to re-enforce the importance of the issues, and to urge a greater level of management awareness.

     PORTFOLIO TURNOVER. The portfolio turnover rate for 1998 was 51% (41% in 1997; 51% in 1996). The Subadviser expects the annual portfolio turnover rate will be 60% or less. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     Because the Subadviser may employ flexible defensive investment strategies when market trends are not considered favorable, the Subadviser may occasionally change the entire portfolio in the Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio.

                               RISK CONSIDERATIONS

     By itself, the Utilities Stock Portfolio does not constitute a balanced investment plan. Changes in interest rates may affect the value of the Utilities Stock Portfolio's investments, and rising interest rates can be expected to reduce the Utilities Stock Portfolio's net asset value. The Total Return Utilities Fund's share price and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

     Because the Utilities Stock Portfolio concentrates its investments in public utility companies, its performance will depend in large part on conditions in the public utility industries. Utility stocks have traditionally been popular among more conservative stock market investors because they have generally paid above average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as factors specific to public utility companies.

     Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole.

     In seeking its investment objectives, the Utilities Stock Portfolio may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Utilities Stock Portfolio.

     The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of portfolios or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment.

     The Subadviser intends to manage the Utilities Stock Portfolio actively in pursuit of its investment objective. The Utilities Stock Portfolio does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Subadviser in rendering investment management services to the Portfolio or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Portfolio. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Subadviser's overall responsibilities to the Portfolio and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Subadviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Flex-Partners funds to the extent permitted by law.

     The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual

Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers. For the year ended December 31, 1998, directed brokerage payments of $2,246 were made to reduce expenses of the Portfolio.


     The Trustees of the Portfolio periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


     During the year ended December 31, 1998, the Utilities Stock Portfolio paid total commissions of $31,922 ($15,202 in 1997; $13,594 in 1996) on the purchase and sale of portfolio securities.


                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

     While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Utilities Stock Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager may have voluntarily agreed to waive portions of its fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers and reimbursements are in effect.

     Below is an example of the total return calculation for the Fund assuming a hypothetical investment of $1,000 at the beginning of each period.

     Total return is computed by finding the average annual compound d rates of return over the length of the bas periods that would equate the initial amount invested to the ending redeemable value, according to the following formula

               P (1+T)n = ERV
               P = initial investment of $1,000
               T = average annual total return
               n = Number of years
               ERV = ending redeemable value at the end of the base period

THE TOTAL RETURN UTILITIES FUND:

                                                     TOTAL RETURN

                                                               3.532 Year
                                           1 Year           (Since Inception)
                                         Period Ended         Period Ended
                                        DECEMBER 31,1998   DECEMBER 31, 1998

Value of Account
  At end of Period                        $  1,087.70         $ 1,824.09

Value of Account
  At beginning of Period                     1,000.00           1,000.00
                                          -----------           --------

Base Period Return                        $     87.70        $    824.09

Average Total Return                           8.77%              18.57%

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Utility Index, the Dow Jones Utilities Index. The Fund's performance may also be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deterred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Subadviser expects the same holiday schedule, with the addition of New Year's Day, to be observed in the future, the NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of the Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds (each a "Flex-funds' Fund"). No fee or sales load will be imposed upon the exchange.

     Additional details about the exchange privilege and prospectuses for each of the Flex-funds Funds are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and the Fund has the right to reject any exchange application relating to such fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it may refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     Any redemptions in kind made by the Fund will be of readily marketable securities.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 which amount is not necessarily recommended).

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

     The Total Return Utilities Fund's dividends, if any, are distributed at the end of the month and declared payable to shareholders on the last business day of the month to shareholders of record as of the previous business day. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     DISTRIBUTIONS. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. Please indicate your choice on your New Account Application or contact the Transfer Agent. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Subadviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Subadviser with alternate instructions.

     DIVIDENDS. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of the Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

     TAX STATUS OF THE FUND. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for federal income tax purposes.

     The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a "regulated investment company" and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year, as well as on a fiscal year basis. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last sixteen fiscal years. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     If the Portfolio purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolio with respect to deferred taxes arising from such distributions or gains.

     The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for tax purposes.


     At December 31, 1998, The Total Return Utilities Fund had unused capital loss carryforwards of $357,103 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires 2006.


     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services for others.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates or Miller/Howard Investments, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Adviser or Subadviser; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, legal counsel and any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.


     For the year ended December 31, 1998, the Utilities Stock Portfolio paid total fees to the Manager of $126,301 ($88,486 in 1997; $65,190 in 1996).


     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MII conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley
F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meeder and Wesley F. Hoag is an officer of the Trust and each Portfolio.

     The Manager and Subadviser may use their resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.

                              INVESTMENT SUBADVISER

     Miller/Howard Investments, Inc., 141 Upper Byrdcliffe Road, P.O. Box 549, Woodstock, New York 12498, serves as the Portfolio's Subadviser. Lowell G. Miller controls the Subadviser through the ownership of voting common stock. Lowell G. Miller is a Trustee of the Trust, the Portfolio and The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser a fee, computed daily and payable monthly, computed at the rate of .00% of the first $10 million, .40% of the next $50 million, .30% of the next $40 million and .25% in excess of $100 million of the Portfolio's average net assets.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Manager without penalty to the Fund or the

Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.

                                DISTRIBUTION PLAN

     Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Fund may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Fund shares.

     The Distribution Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising the services of public relations consultants, and direct solicitation. possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Fund may expend as much as, but not more than .25% of its average net assets annually pursuant to the Plan. A report of the amounts so expended by the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Fund's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, upon not more than 60 days written notice to the service organization, or by the vote of the holders of a majority of the Fund's shares, or, upon 15 days notice, by a party to a service agreement.

     The Plan was approved by the Trust's Board of Trustees who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund. The Plan was approved by shareholders and it will continue in effect only if approved at least annually by the Board of Trustees. Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.

     The Trust has entered into an agreement with Walter L. Ogle whereby Mr. Ogle is paid for his assistance in explaining and interpreting the Funds, their investment objectives and policies, and the Trust's retirement plans to clients. See "Compensation Table" for further information.

     The Trust had entered into an agreement with Russel G. Means whereby Mr. Means was paid for his assistance in explaining and interpreting the Funds, their investment objectives and policies, and the Trust's retirement plans to clients. See "Compensation Table" for further information.


     Total payments made by the Fund to parties with service agreements for the year ended December 31, 1998 amounted to $9,292. In addition, expenditures were approved by the Board of Trustees in the amount of $10,781 for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; $6,057 for advertising; $6,821 for the services of public relations and marketing consultants; and $458 for the cost of special telephone service to encourage the sale of Fund shares. These total expenditures amounted to $33,409 for the year ended December 31, 1998.

                              TRUSTEES AND OFFICERS

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds, The Flex-Partners and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, the Manager or the Subadviser are indicated by an asterisk (*).


NAME, ADDRESS AND AGE            POSITION HELD        PRINCIPAL OCCUPATION

ROBERT S. MEEDER, SR.*+, 70      Trustee/President    Chairman of R. Meeder &
                                                      Associates, Inc., an
                                                      investment adviser;
                                                      Chairman and Director of
                                                      Mutual Funds Service Co.,
                                                      the Funds' transfer agent.

MILTON S. BARTHOLOMEW, 70        Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                           practicing attorney in
Worthington, OH  43235                                Columbus, Ohio; member of
                                                      each Fund's Audit
                                                      Committee.

ROGER D. BLACKWELL, 58           Trustee              Professor of Marketing and
Blackwell Associates, Inc.                            Consumer Behavior, The
3380 Tremont Road                                     Ohio State University;
Columbus, OH  43221                                   President of Blackwell
                                                      Associates, Inc., a
                                                      strategic consulting firm.

ROBERT S. MEEDER, JR.*, 38       Trustee and          President of R. Meeder &
                                 Vice President       Associates, Inc.

WALTER L. OGLE, 60               Trustee              Executive Vice President
400 Interstate North Parkway                          of Aon Consulting, an
Suite 1630                                            employee benefits
Atlanta, GA  30339                                    consulting group.

CHARLES A. DONABEDIAN, 56        Trustee              President, Winston
Winston Financial, Inc.                               Financial, Inc., which
200 TechneCenter Drive                                provides a variety of
Suite 200                                             marketing and consulting
Milford, OH  45150                                    services to investment
                                                      management companies; CEO,
                                                      Winston Advisors, Inc., an
                                                      investment adviser.

JAMES W. DIDION, 68              Trustee              Retired; formerly
8781 Dunsinane Drive                                  Executive Vice President
Dublin, OH  43017                                     of Core Source, Inc., an
                                                      employee benefit and
                                                      Workers' Compensation
                                                      administration and
                                                      consulting firm
                                                      (1991-1997).

JACK W. NICKLAUS II, 38          Trustee              Designer, Nicklaus Design,
11780 U.S. Highway #1                                 a golf course design firm
North Palm Beach, FL 33408                            and division of Golden
                                                      Bear International, Inc.

PHILIP A. VOELKER*+, 45          Trustee and Vice     Senior Vice President and
                                 President            Chief Investment Officer
                                                      of R. Meeder & Associates,
                                                      Inc.

JAMES B. CRAVER*, 55             Assistant Secretary  Assistant Secretary and
42 Miller Hill Road                                   Assistant Treasurer of
Box 811                                               Adviser Dealer Services,
Dover, MA  02030                                      Inc.; Practicing Attorney;
                                                      Special Counsel to
                                                      Flex-Partners, Flex-funds
                                                      and their Portfolios;
                                                      Senior Vice President of
                                                      Signature Financial Group,
                                                      Inc. (January 1991 to
                                                      August 1995).

DONALD F. MEEDER*+, 60           Secretary/Treasurer  Vice President of R.
                                                      Meeder & Associates, Inc.;
                                                      Secretary of Mutual Funds
                                                      Service Co., the Funds'
                                                      transfer agent.

WESLEY F. HOAG*+, 42             Vice President       Vice President and General
                                                      Counsel of R. Meeder &
                                                      Associates, Inc. and
                                                      Mutual Funds Service Co.
                                                      (since July 1993);
                                                      Attorney, Porter, Wright,
                                                      Morris & Arthur, a law
                                                      firm (October 1984 to
                                                      June 1993).

RICHARD A. CLEMENS*+, 31         Assistant Treasurer  Manager/Financial
                                                      Reporting, Mutual Funds
                                                      Service Co., the Funds'
                                                      transfer agent (since
                                                      March 1997); Manager,
                                                      Financial Administration,
                                                      BISYS Fund Services (May
                                                      1995 to February 1997);
                                                      Supervising Senior
                                                      Accountant, Ernst & Young
                                                      LLP (October 1990 to
                                                      May 1995)

* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     The following table shows the compensation paid by the Portfolio and the Fund Complex as a whole to the Trustees of the Portfolios and the Fund Complex during the fiscal year ended December 31, 1998.


                               COMPENSATION TABLE


                                       Pension or                 Total
                                       Retirement                 Compensation
                                       Benefits                   from
                        Aggregate      Accrued as  Estimated      Registrant and
                        Compensation   Part of     Annual         Fund Complex
TRUSTEE                 from the       Portfolio   Benefits Upon  Paid TO
                        PORTFOLIO(1)   EXPENSE     RETIREMENT     TRUSTEE(1)(2)
                        -----------    -------     -------------  -----------

Robert S. Meeder, Sr.   None           None        None           None

Milton S. Bartholomew   $1,014         None        None           $13,525

Robert S. Meeder, Jr.   None           None        None           None

John M. Emery           $  757         None        None           $ 9,867

Richard A. Farr         $  750         None        None           $ 9,367

Russel G. Means         $  500         None        None           $36,913(3)

Walter L. Ogle          $1,026         None        None           $16,582(4)

Philip A. Voelker       None           None        None           None

Roger A. Blackwell      $1,013         None        None           $13,525

Charles A. Donabedian   $  772         None        None           $12,525

James Didion            None           None        None           None

Jack W. Nicklaus II     $  500         None        None           $ 6,325

William L. Gurner       None           None        None           None

Lowell G. Miller        None           None        None           None

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 1998, participating non-interested Trustees accrued deferred compensation from the Portfolio as follows: Milton S. Bartholomew - $507, Roger A. Blackwell - $1,013, Charles A. Donabedian - $772, and Jack W. Nicklaus II - $500.

2 The Fund Complex consists of 15 investment companies.

3 The Trust had entered into an agreement with Russel G. Means whereby Mr. Means was paid for his assistance in explaining and interpreting the Funds, their investment objectives and policies, and the Trust's retirement plans to clients. Mr. Means' compensation figure includes $29,046 paid out by the Trust pursuant to this agreement.

4 The Trust has entered into an agreement with Walter L. Ogle whereby Mr. Ogle is paid for his assistance in explaining and interpreting the Funds, their investment objectives and policies, and the Trust's retirement plans to clients. Mr. Ogle's compensation figure includes $2,057 paid out by the Trust pursuant to this agreement.


     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.0025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for The Flex-funds Trust, The Flex-Partners Trust, and the Portfolios are paid $500 for each Committee meeting attended. Trustee fees for the Utilities Stock Portfolio totaled $7,332 for the year ended December 31, 1998 ($6,033 in 1997). All other officers and Trustees serve without compensation from any Portfolio.

     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.

                           FLEX-FUNDS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution; penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $30,000 for 1998. If you are married and file a joint tax return, your AGI Threshold Level is $50,000 for 1998. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

      ($10,000* - EXCESS AGI )    Maximum Allowable    =  Deduction
       ---------------------   X      Deduction            Limit
             $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

   *For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Muirfield Investors, Inc. and a sister company of R. Meeder & Associates, Inc., provides accounting, administrative, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

     Mutual Funds Service Co. also serves as Administrator to the Fund. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the Trustees of the Trust and the Portfolio.


     For the year ended December 31, 1998, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $32,485.


     The general counsel for the Manager was primarily responsible for preparing and filing with the Securities and Exchange Commission (i) a post-effective amendment to the registration statement for the Trust to add the Fund as an additional series of the Trust and (ii) the registration statement for the Portfolio. Charges in the amounts of $12,000 and $5,000 for such legal services rendered by the Manager on behalf of the Fund and the Portfolio, respectively, will be paid and amortized by the Portfolio and the Fund as organization expenses over a period not exceeding 60 months.

                             ADDITIONAL INFORMATION

     CUSTODIAN Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the trust's independent auditors. The auditors audit financial statements for the Fund and provide other assurance, tax, and related services.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of January 31, 1999, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:

Name and Address                    Amount of Record           Percent
OF BENEFICIAL OWNER                 AND BENEFICIALLY           OF FUND
-------------------                 ----------------           -------

*Charles Schwab Co. Inc.            146,125.716                 27.4%
Special Custody Account
for the Exclusive Benefit
of Customers
101 Montgomery Street
San Francisco, CA  94104

* Indicates control person. Control means beneficial ownership of more than 25% of the shares of the Fund. Because of this control, a control person could prevent a change in the investment adviser or subadviser of the Portfolio that is favored by other shareholders. A control person could also cause a change in the investment adviser or subadviser of the Portfolio that is opposed by other shareholders.

     To the knowledge of the Trust, the shareholder listed above owns shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS

     The audited Financial Statements and the Notes thereto for the Fund and the Portfolio, and the auditor's reports of KPMG LLP, independent auditors, are presented on the following pages.

                             Growth Stock Portfolio
                Portfolio of Investments as of December 31, 1998


INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

   COMMON STOCKS - 94.3%

      ADVERTISING SALES - 0.4%
      Outdoor Systems, Inc. #                           7,600 $       228,000

      AEROSPACE/DEFENSE - 1.3%
      B.F. Goodrich Co.                                 1,891          67,840
      Boeing Co.                                        3,900         127,481
      General Dynamics Corp.                              440          25,960
      Lockheed Martin Corp.                               820          69,495
      Northrup Grumman Corp.                              250          18,281
      Raytheon Co. - Class B #                          2,000         106,500
      Textron, Inc.                                     1,240          94,163
      United Technologies Corp.                         1,480         160,950
                                                                      670,670

      AIR TRANSPORTATION - 0.3%
      AMR Corp. #                                         910          54,031
      Delta Air Lines, Inc.                               770          40,040
      Southwest Airlines                                1,685          38,228
      USAir Group #                                       470          24,440
                                                                      156,739

      ALUMINUM - 0.2%
      Aluminum Company of America                       1,230          91,712

      AUTO & TRUCK - 1.5%
      Ford Motor Co.                                    6,500         381,469
      General Motors Corp.                              5,000         357,812
      TRW, Inc.                                           620          34,759
                                                                      774,040

      BANKING - 0.2%
      Washington Mutual Savings Bank                    2,303          88,378

      BEVERAGE--ALCOHOLIC - 0.6%
      Anheuser-Busch Cos., Inc.                         2,400         157,500
      Canadaigua Wine Co. #                             2,400         138,750
                                                                      296,250

      BEVERAGE--SOFT DRINK - 1.8%
      Coca-Cola Co.                                     6,000         402,000
      Pepsico, Inc.                                     7,300         298,388
      Whitman Corp.                                     9,400         238,525
                                                                      938,913

      BUILDING MATERIALS - 0.2%
      Crane Co.                                           495          14,943
      Masco Corp.                                       1,860          53,475
      Willbros Group #                                  1,500           8,344
                                                                       76,762


      CAPITAL GOODS - 0.1%
      Ingersoll-Rand                                      611          28,870

      CHEMICAL--DIVERSIFIED - 1.1%
      Air Products & Chemicals, Inc.                    1,550          62,000
      E.I. du Pont de Nemours & Co.                     4,780         255,730
      Monsanto Corp.                                    2,950         140,125
      Praxair, Inc.                                     1,140          40,185
      Rohm & Haas Co.                                   1,685          50,761
                                                                      548,801

      CHEMICAL--SPECIALTY - 0.1%
      Sigma Aldrich                                       910          26,731

      COMMERCIAL SERVICES - 0.1%
      Dun & Bradstreet                                  1,470          46,397

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      COMPUTERS & PERIPHERALS - 4.5%
      Allied Waste Industries, Inc. #                   1,260          29,768
      Compaq Computer Corp.                             8,850         371,700
      Dell Computer Corp. #                             6,100         446,444
      EMC Corp./Mass #                                  2,825         240,125
      Gateway 2000, Inc. #                                600          30,712
      IBM                                               4,890         901,594
      Micron Technology, Inc. #                         1,270          64,214
      Seagate Technology, Inc. #                        1,470          44,468
      Sun Microsystems #                                1,880         160,975
                                                                    2,290,000

      COMPUTER SOFTWARE & SERVICES - 4.6%
      America Online, Inc. #                              210          32,550
      BMC Software, Inc. #                              1,260          56,149
      Ceridian Co. #                                      420          29,321
      Computer Associates International, Inc.           2,895         123,399
      Computer Sciences Corp. #                           600          38,550
      Electronic Data System Corp.                      1,700          85,319
      Microsoft Corp. #                                12,110       1,679,506
      National Data Corp.                                 770          37,489
      Network Associates, Inc. #                          400          26,500
      Novell, Inc. #                                    1,800          32,625
      Oracle Corp. #                                    4,940         213,038
      Parametric Technology Co. #                       1,400          22,750
                                                                    2,377,196

      CONSTRUCTION - 0.1%
      Centex Corp.                                        830          37,402

      CONSUMER NON-DURABLE - 2.7%
      Fortune Brands, Inc.                              7,800         246,675
      Haggar Corp.                                     11,500         131,531
      Procter & Gamble Co.                             10,000         913,125
      Tupperware Corp.                                  6,500         106,844
                                                                    1,398,175

      CONTAINERS - METAL/GLASS - 0.0%
      Crown Cork & Seal Co., Inc.                         670          20,644

      COPPER - 0.0%
      Phelps Dodge Corp.                                  380          19,332

      COSMETICS - 1.3%
      International Flavors & Fragrances, Inc.          6,700         296,056
      Playtex Products, Inc. #                         23,300         374,256
                                                                      670,312

      DATA PROCESSING - 0.6%
      Automatic Data Processing, Inc.                   1,800         144,337
      Fiserv, Inc. #                                      920          47,323
      First Data Corp.                                  2,820          89,888
                                                                      281,548

      DIVERSIFIED - 1.2%
      Allied Signal, Inc.                               2,190          97,044
      Minnesota Mining & Manufacturing Co.              1,650         117,356
      National Service Industries                         500          19,000
      Norfolk Southern Corp.                            1,830          57,988
      PPG Industries, Inc.                              1,130          65,752
      Tyco International                                3,483         262,749
                                                                      619,889

      DRUG - 8.2%
      Abbott Labs                                       6,700         328,300
      Bristol Myers Squibb                              5,940         794,846
      Elan Corp. plc #                                    451          31,507
      Eli Lilly & Co.                                   4,290         381,274
      Merck & Co., Inc.                                 5,800         855,500
      Pfizer, Inc.                                      7,780         972,500
      Schering Plough Corp.                            10,500         580,125
      Warner Lambert Co.                                3,730         280,449
                                                                    4,224,501

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      DRUGSTORE - 0.1%
      Longs Drug Stores                                 2,000          75,000

      ELECTRIC--INTEGRATED - 0.4%
      Edison International                              1,830          51,011
      FPL Group, Inc.                                     860          52,998
      Texas Utilities Co.                               1,930          90,107
                                                                      194,116

      ELECTRIC UTILITY - 0.6%
      AES Corp.                                         3,850         182,394
      American Electric Power, Inc.                       740          34,826
      Duke Power Co.                                    1,690         108,266
                                                                      325,486

      ELECTRICAL EQUIPMENT - 3.3%
      General Electric Corp.                           16,519       1,684,938


      ELECTRONIC COMPONENT SEMICONDUCTORS - 3.3%
      Applied Materials, Inc. #                         1,880          80,252
      Intel                                             9,880       1,171,398
      KLA -Tencor Corp. #                                 700          30,362
      Linear Tech Corp.                                   250          22,391
      Motorola, Inc.                                    2,960         180,745
      STMicroelectronic NV #                              250          19,516
      Texas Instruments, Inc.                           2,300         196,938
                                                                    1,701,602

      ELECTRONIC COMPONENTS - 0.4%
      AMP, Inc.                                           900          46,856
      Emerson Electric                                  2,544         153,912
                                                                      200,768

      ELECTRONICS - 0.1%
      Rockwell International Corp.                      1,360          66,045

      FINANCE - 9.4%
      Banc One Corp.                                    8,926         455,784
      Bank of Boston Corp.                              3,300         128,494
      Chase Manhattan Corp.                             3,900         276,900
      Citigroup, Inc,                                   7,997         397,351
      Equifax, Inc.                                     1,250          42,734
      Federal Home Loan Mortgage Corp.                  5,700         367,294
      Federal National Mortgage Corp.                   6,600         488,400
      First Union Corp.                                 7,968         484,554
      Fleet Financial Group, Inc.                       3,100         138,531
      Lehman Brothers Holdings, Inc.                    1,500          66,094
      Mellon Bank Corp.                                 3,600         247,500
      Merrill Lynch & Co.                                 800          53,400
      Morgan Stanley Dean Witter & Co.                  1,800         127,800
      Metris Cos., Inc.                                 2,200         110,687
      PNC Bank Corp.                                    3,100         167,400
      Providian Financial Corp.                         7,350         551,250
      Ryder Systems, Inc.                                 360           9,360
      SunTrust Banks, Inc.                                900          68,850
      Wells Fargo & Co.                                15,900         635,006
                                                                    4,817,389

      FINANCIAL SERVICES - 3.9%
      American Express Co.                              1,700         174,250
      Associates First Capital                         10,400         440,700
      Avery Dennison Corp.                                620          27,939
      BankAmerica Corp.                                10,214         614,117
      Capital One Financial Corp.                       6,200         713,000
      H&R Block, Inc.                                   1,370          61,650
                                                                    2,031,656

      FOOD - MISCELLANEOUS - 0.5%
      International Home Foods, Inc. #                 14,900         251,437

      FOREST PRODUCTS - 0.2%
      Georgia Pacific Corp.                               430          25,182
      Weyerhauser Co.                                   1,120          56,910

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

     Willamette Industries, Inc.                         640          21,440
                                                                      103,532

      HEALTH - 1.4%
      American Home Products                            5,670         319,646
      Johnson & Johnson                                 5,040         422,730
                                                                      742,376

      INSTRUMENTS--CONTROLS - 0.2%
      Honeywell, Inc.                                     500          37,656
      Parker Hannifin Corp.                             1,770          57,967
                                                                       95,623

      INSTRUMENTS--SCIENTIFIC - 0.0%
      Perkin Elmer Corp.                                  190          18,537

      INSURANCE--LIFE - 0.5%
      AFLAC, Inc.                                       2,000          87,750
      SunAmerica, Inc.                                  2,000         164,000
                                                                      251,750

      INSURANCE--MULTILINE - 1.6%
      Allstate                                          4,400         169,400
      American International Group                      6,725         649,803
                                                                      819,203

      MACHINERY - 0.4%
      Caterpillar, Inc.                                 1,499          68,954
      Deere & Co.                                       2,484          81,662
      Dover Corp.                                         840          30,765
      Lancer Corp. #                                    3,700          40,700
                                                                      222,081

      MACHINERY--CONSTRUCTION & MINING - 0.2%
      Case Corp.                                        3,192          69,626
      Halliburton Co.                                   1,900          56,287
                                                                      125,913

      MANUFACTURING - 0.2%
      Corning, Inc.                                     1,110          49,950
      Mueller Industries, Inc. #                        1,750          35,547
      Owens Illinois #                                    780          23,888
                                                                      109,385

      MARKETING SERVICES - 0.1%
      Omnicom Group, Inc.                               1,135          65,830

      MATERIALS & SERVICES - 0.7%
      Champion International Corp.                        425          17,213
      Dana Corp.                                          970          39,649
      Deluxe Corp.                                        910          33,272
      Ecolab, Inc.                                      1,970          71,289
      Hercules, Inc.                                      660          17,985
      Illinois Tool Works, Inc.                         1,730         100,340
      Service Corp. International                       1,570          59,758
      Sherwin-Williams Co.                              1,070          31,431
                                                                      370,937

      MEDICAL PRODUCTS - 1.0%
      Algos Pharmaceutical Corp. #                      2,240          58,240
      Amgen, Inc. #                                       900          94,106
      Centor, Inc. #                                    1,500          67,688
      GelTex Pharmaceuticals, Inc. #                    5,140         116,293
      IDEC Pharmaceuticals Corp. #                      1,020          47,940
      MedImmune, Inc. #                                 1,550         154,128
                                                                      538,395

      MEDICAL SERVICES - 0.8%
      Columbia/HCA Healthcare Corp.                     2,620          64,845
      Genzyme Corp. #                                   2,050         101,987
      Genzyme Molecular Oncology #                          1               2
      HBO & Co.                                         3,940         113,029
      IMS Health, Inc.                                    540          40,736
      Shared Medical Systems                              490          24,439
      Tenet Healthcare Corp. #                          1,820          47,775
                                                                      392,813

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      MEDICAL SUPPLIES - 0.5%
      Boston Scientific Co. #                           1,000          26,813
      IDEXX Laboratories, Inc. #                        1,370          36,862
      Medtronic, Inc.                                   2,860         212,444
                                                                      276,119

      MINING - 0.1%
      Barrick Gold Corp.                                2,090          40,755
      Newmont Mining Corp.                              1,510          27,558
                                                                       68,313

      MULTIMEDIA - 0.5%
      CBS Corp. #                                       7,300         239,531


      NATURAL GAS DISTRIBUTOR - 0.1%
      Williams Companies, Inc.                          1,300          40,544

      NETWORKING PRODUCTS - 1.6%
      3Com Corp. #                                      1,900          85,144
      Cisco Systems, Inc. #                             8,027         745,006
                                                                      830,150

      OFFICE AUTOMATION & EQUIPMENT - 1.1%
      Hewlett Packard                                   5,770         394,163
      Pitney Bowes, Inc.                                1,325          87,533
      Xerox Corp.                                         890         105,020
                                                                      586,716

      OIL/GAS--DOMESTIC - 1.7%
      Amoco Corp.                                       4,000         238,000
      Atlantic Richfield                                1,100          71,912
      Baker Hughes                                      1,640          28,905
      Burlington Resources                              1,500          53,719
      Devon Energy                                      1,200          36,825
      Enron Corp.                                         400          22,825
      Mobil Corp.                                       4,000         348,500
      Murphy Oil Corp.                                    400          16,500
      Noble Drilling Co. #                              1,300          16,819
      USX Marathon Group                                1,800          54,225
                                                                      888,230

      OIL/GAS--INTERNATIONAL - 2.1%
      Chevron Corp.                                     3,500         290,281
      Exxon Corp.                                      11,050         808,031
                                                                    1,098,312

      OILFIELD SERVICES/EQUIPMENT - 0.4%
      Coastal Corp.                                     1,900          66,737
      Kerr-McGee Corp.                                  1,000          38,250
      Schlumberger LTD                                  2,200         101,888
      Union Pacific Resources                           1,500          13,594
                                                                      220,469

      OIL & NATURAL GAS - 0.4%
      Amerada Hess                                        500          24,875
      K N Energy, Inc. #                                1,100          41,319
      MCN Energy Group, Inc.                            4,840          92,263
      Ocean Energy, Inc. #                              1,560           9,945
      Seagull Energy Corp. #                            2,900          18,306
                                                                      186,708

      PAPER & FOREST PRODUCTS - 0.3%
      Bemis Co., Inc.                                     360          13,657
      Fort James Corp.                                  1,060          42,400
      International Paper                               1,615          72,372
      Mead Corp.                                          840          24,623
                                                                      153,052

      PETROLEUM--INTEGRATED - 1.6%
      Occidental Petroleum Corp.                        1,600          27,000
      Phillips Petroleum                                1,600          68,200

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      Royal Dutch Petroleum                            11,400         545,775
      Texaco                                            2,900         153,700
      Unocal Corp.                                      1,000          29,188
                                                                      823,863

      PROTECTION--SAFETY EQUIPMENT - 0.6%
      Lo-Jack Corp. #                                  25,500         302,812

      PUBLISHING - 0.7%
      The Reader's Digest Association, Inc.            14,000         352,625

      RADIO - 0.8%
      Chancellor Media Corp. #                          4,900         234,587
      Infinity Broadcasting Corp. #                     6,200         169,725
                                                                      404,312

      RAILROAD TRANSPORTATION - 0.3%
      Burlington Northern Santa Fe                      2,370          81,172
      Union Pacific Corp.                               1,240          55,877
                                                                      137,049

      RENTAL--AUTO/EQUIPMENT - 0.6%
      Budget Group Inc. #                               9,400         149,225
      The Hertz Corp.                                   3,600         164,250
                                                                      313,475

      RESTAURANT - 1.2%
      Brinker International, Inc. #                     8,300         239,662
      Wendy's International, Inc.                      17,100         372,994
                                                                      612,656

      RETAIL GROCERY - 0.6%
      Albertsons, Inc.                                  5,000         318,438

      RETAIL STORE - 3.4%
      Kmart #                                          40,000         612,500
      PETsMART, Inc. #                                 22,500         247,500
      Sears, Roebuck & Co.                              5,000         212,500
      WalMart Stores, Inc.                              8,000         651,500
                                                                    1,724,000

      SERVICES - 0.1%
      Paychex, Inc.                                     1,397          71,858

      TELECOMMUNICATION EQUIPMENT - 1.0%
      General Instrument Corp. #                          620          21,041
      Loral Space & Communications Ltd. #               5,460          97,256
      Newbridge Networks Corp. #                        1,700          51,638
      Nokia Corp. - ADR - A                               380          45,766
      Northern Telecom LTD                              2,470         123,500
      P-Com, Inc. #                                     8,760          34,903
      QUALCOMM, Inc. #                                  2,550         132,122
                                                                      506,226

      TELECOMMUNICATION SERVICES - 10.5%
      Airtouch Communications #                         2,730         197,754
      Ameritech Corp.                                   5,510         349,196
      Ascend Communications, Inc. #                     1,280          84,160
      AT&T                                              9,000         681,750
      BCE, Inc.                                         3,420         129,746
      Bell Atlantic Corp.                               7,730         417,420
      BellSouth Corp.                                   9,600         478,800
      Frontier Corp.                                    3,470         117,980
      GTE Corp.                                         4,580         297,700
      Leap Wireless International, Inc. #                 550           3,987
      Lucent Technologies, Inc.                         6,205         682,162
      MediaOne Group, Inc. #                            3,130         147,110
      MCI Communication                                10,288         738,164
      PT Indosat - ADR                                  7,370          90,282
      Qwest Communications International, Inc. #        4,240         212,000

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      SBC Communications                                7,550         404,869
      Sprint Corp.                                      1,890         158,996
      Sprint Corp. - PCS Group #                          945          21,853
      Tellabs, Inc. #                                     820          56,221
      U.S. West, Inc.                                   1,825         117,941
                                                                    5,388,091

      TOBACCO - 3.2%
      Gallaher Group, plc - ADR                         7,200         195,750
      Imperial Tobacco                                  5,000         105,625
      Philip Morris Companies                          16,900         904,150
      UST, Inc.                                        12,000         418,500
                                                                    1,624,025

      TRANSPORTATION - 0.1%
      FDX Corp. #                                         738          65,820

      TRUCKING/TRANSPORTATION LEASING - 0.1%
      CSX, Corp.                                        1,097          45,525

      WASTE DISPOSAL--NON-HAZARDOUS - 0.3%
      Waste Management, Inc.                            3,048         142,113

--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS
      (Cost 37,878,933 )                                           48,537,106
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 0.8%

   U.S. Treasury Bills
   ** 5.02%, 01/07/99                                   6,000           5,996
   *  4.33%, 02/04/99                                 200,000         199,182
   *  4.37%, 03/04/99                                 200,000         198,470

--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost 403,673 )                                                 403,648
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 4.9%

      Prudential Securities, 5.10%, 01/04/99,
      (Collateralized by $2,468,000 FNMA Remic Series
      Pool #93020J, 7.00%, 03/25/23,
      market value - $2,557,465)                    2,509,000       2,509,000

--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (Cost 2,509,000 )                                             2,509,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
      (Cost 40,791,606 )                                           51,449,754
--------------------------------------------------------------------------------


FUTURES CONTRACTS                                     CONTRACTS      VALUE

   Long, S&P 500 Futures, face amount $2,055,875
   expiring March 1999                                    7         2,179,625

--------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                                             2,179,625
--------------------------------------------------------------------------------

TRUSTEE DEFERRED COMPENSATION***
      Flex-funds Highlands Growth Fund                  230             4,888
      Flex-funds Muirfield Fund                         247             1,702
      Flex-funds Total Return Utilities Fund             30               573
      Flex-Partners International Equity Fund           154             2,234

--------------------------------------------------------------------------------
TOTAL TRUSTEE DEFERRED COMPENSATION
  (Cost 8,594)                                                          9,397
--------------------------------------------------------------------------------

ADR   American Depositary Receipt
FNMA  Federal National Mortgage Association
Remic Real Estate Mortgage Investment Conduit
#  Represents non-income producing securities.
*  Pledged as collateral on futures contracts.
** Pledged as collateral on Letter of Credit.
***Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                             Mutual Fund Portfolio
                Portfolio of Investments as of December 31, 1998


   INDUSTRIES/CLASSIFICATIONS               SHARES OR FACE AMOUNT     VALUE
   --------------------------               ---------------------     -----

   MUTUAL FUNDS - 96.6%
      Federated S&P 500 Maxcap Fund                 632,669  $     16,057,133
      Fidelity OTC Portfolio Fund                   856,653        37,375,785
      Gabelli Growth                                720,481        25,505,045
      Janus Twenty Fund                             546,887        29,149,088
      MFS Investor Growth - Class A                 690,955        10,993,091
      Mutual Shares Fund                                352             6,870
      Rydex OTC Fund                                375,152        15,516,274

--------------------------------------------------------------------------------
      TOTAL MUTUAL FUNDS
      (Cost $111,404,738)                                         134,603,286
--------------------------------------------------------------------------------

   MONEY MARKET MUTUAL FUNDS - 1.9%
      Charles Schwab Money Market Fund              889,006           889,006
      Fidelity Core Money Market Fund             1,771,471         1,771,471

--------------------------------------------------------------------------------
      TOTAL MONEY MARKET MUTUAL FUNDS
      (Cost $2,660,477 )                                            2,660,477
--------------------------------------------------------------------------------

   U.S.TREASURY BILLS - 1.4%
   ** 5.02%, due 01/07/99                            30,100            30,075
   *  4.39%, due 02/04/99                        $2,000,000         1,991,708

--------------------------------------------------------------------------------
      TOTAL U.S. TREASURY BILLS
      (Cost $2,021,783 )                                            2,021,783
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENT - 0.1%
          Prudential Securities, 5.10%, 01/04/99,
          (Collateralized by $90,000 FNMA Remic
          Series Pool #93020J, 7.00%, 03/25/23,
          market value - $93,263)                    91,000            91,000

--------------------------------------------------------------------------------
      TOTAL REPURCHASE AGREEMENT
      (Cost    $91,000 )                                               91,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   TOTAL INVESTMENTS - 100.0%
   (Cost $116,177,998)                                           $139,376,546
--------------------------------------------------------------------------------



   FUTURES CONTRACT                                  CONTRACTS      VALUE

      Long, S&P 500 Futures, face amount $6,274,000
         expiring March 1999                             20        $6,227,500

--------------------------------------------------------------------------------
      TOTAL FUTURES CONTRACT                                       $6,227,500
--------------------------------------------------------------------------------

   TRUSTEE DEFERRED COMPENSATION***
         Flex-funds Highlands Growth Fund               687            14,585
         Flex-funds Muirfield Fund                      778             5,355
         Flex-funds Total Return Utilities Fund          76             1,437
         Flex Partners International Equity Fund        442             6,390

--------------------------------------------------------------------------------
      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost    $25,368 )                                              $27,767
--------------------------------------------------------------------------------

FNMA   Federal National Mortgage Association
Remic  Real Estate Mortgage Investment Conduit
*  Pledged as collateral on futures contracts.
** Pledged as collateral on Letter of Credit.
***Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                           Utilities Stock Portfolio
                Portfolio of Investments as of December 31, 1998


INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

COMMON STOCKS - 97.5%

        ELECTRIC/GAS UTILITY - 8.0%
              AGL Resources, Inc.                          12,100  $    279,056
              MDU Resources Group, Inc.                     5,000       131,562
              NIPSCO Industries, Inc.                       9,400       286,113
              UtiliCorp United, Inc.                       10,000       366,875
                                                                      1,063,606

        ELECTRIC UTILITY - 10.9%
              Cinergy Corp.                                 7,800       268,125
              LG&E Energy Corp.                            13,944       394,789
              New Century Energies, Inc.                    5,600       273,000
              PacifiCorp                                    9,800       206,413
              TECO Energy, Inc.                            10,400       293,150
                                                                      1,435,477

        NATURAL GAS (DISTRIBUTOR) - 21.1%
              Bay State Gas Co.
              Consolidated Natural Gas Co.                  8,200       442,800
              KeySpan Energy Corp.                         22,100       685,100
              MCN Corp.                                    22,270       424,522
              Peoples Energy Corp.                          6,990       278,726
              TransCanada Pipelines Ltd.                    8,100       119,475
              WICOR, Inc.                                  11,200       244,300
              Williams Cos., Inc.                          19,140       596,929
                                                                      2,791,852

        OIL/GAS (DOMESTIC) - 11.8%
              El Paso Natural Gas Co.                       8,440       293,817
              Enron Corp.                                   5,830       332,674
              Kinder Morgan Energy Partners, L.P.          14,824       537,370
              Questar Corp.                                20,200       391,375
                                                                      1,555,236

        TELECOMMUNICATION EQUIPMENT - 2.9%
              Loral Space & Communications Ltd.            14,890       265,228
              P-Com, Inc. #                                30,000       119,531
                                                                        384,759

        TELECOMMUNICATION SERVICES - 40.0%
              AT&T Corp.                                    4,000       303,000
              AirTouch Communications, Inc. #               5,400       391,162
              Alltel Corp.                                  7,900       472,519
              BCE, Inc.                                    12,040       456,768
              Frontier Corp.                               19,300       656,200
              GTE Corp.                                     5,000       325,000
              MCI WorldCom, Inc. #                          7,420       532,385
              Qwest Communications International, Inc.#    13,491       674,550
              SBC Communications, Inc.                     12,740       683,183
              Sprint Corp.                                  4,300       361,737
              Sprint Corp. - PCS Group #                    2,150        49,719
              U.S. West Communications Group                5,900       381,288
                                                                      5,287,511

        WATER UTILITY - 2.8%
              American Water Works Co., Inc.               10,900       367,875

--------------------------------------------------------------------------------
        TOTAL COMMON STOCKS
        (Cost        $9,492,932 )                                   $12,886,316
--------------------------------------------------------------------------------

U.S. TREASURY BILLS - 0.0%

     *  5.02%, due 01/07/99                                 1,000           999

--------------------------------------------------------------------------------
        TOTAL U.S. TREASURY BILLS
        (Cost  $999 )                                                       999
--------------------------------------------------------------------------------

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

REPURCHASE AGREEMENT - 2.5%

      Prudential Securities, 5.10%, 01/04/99,
      (Collateralized by $320,00 FNMA Remic
      Series Pool #93020J, 7.00%, 03/25/23,
      market value - $331,600                             325,000       325,000

--------------------------------------------------------------------------------
        TOTAL REPURCHASE AGREEMENT
        (Cost  $325,000 )                                               325,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
(Cost    $9,818,931 )                                               $13,212,315
--------------------------------------------------------------------------------


        TRUSTEE DEFERRED COMPENSATION**
              Flex-funds Highlands Growth Fund                120         2,550
              Flex-funds Muirfield Fund                       120           826
              Flex-funds Total Return Utilities                14           274
              Flex Partners International Equit                85         1,231

--------------------------------------------------------------------------------
        TOTAL TRUSTEE DEFERRED COMPENSATION
        (Cost   $4,465 )                                                 $4,881
--------------------------------------------------------------------------------

  FNMA  Federal National Mortgage Association

 Remic  Real Estate Mortgage Investment Conduit

     #  Represents non-income producing securities.

     *  Pledged as collateral on Letter of Credit.

    ** Assets of affiliates to the Utility Stock Portfolio held for the benefit with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

                                 Bond Portfolio
                Portfolio of Investments as of December 31, 1998


   INDUSTRIES/CLASSIFICATIONS                          SHARES OR FACE     VALUE
   --------------------------                          --------------     -----

   U.S.TREASURY OBLIGATIONS - 99.5%

      U.S. Treasury Bills
      *  5.02%, 01/07/99                                  4,800    $      4,796
                                                                          4,796

      U.S. Treasury Bonds
         5.63%, 05/15/08                              3,300,000       3,521,719
         4.75%, 11/15/08                              7,300,000       7,357,031
                                                                     10,878,750

--------------------------------------------------------------------------------
      TOTAL U.S.TREASURY OBLIGATIONS
      (Cost $10,939,407 )                                            10,883,546
--------------------------------------------------------------------------------


   REPURCHASE AGREEMENT - 0.5%

         Prudential Securities, 5.10%, 01/04/99,
         (Collateralized by $52,000 FNMA Remic Series
         Pool #93020J, 7.00%, 03/25/23,
         market value - $53,885)                         53,000          53,000

--------------------------------------------------------------------------------
      TOTAL REPURCHASE AGREEMENT
      (Cost  $53,000 )                                                   53,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   TOTAL INVESTMENTS - 100.0%
   (Cost $10,992,407 )                                               10,936,546
--------------------------------------------------------------------------------

   TRUSTEE DEFERRED COMPENSATION**
         Flex-funds Highlands Growth Fund                   124           2,625
         Flex-funds Muirfield Fund                          124             854
         Flex-funds Total Return Utilities Fund              14             273
         Flex Partners International Equity Fund             87           1,257

--------------------------------------------------------------------------------
      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost  $4,582 )                                                    $5,009
--------------------------------------------------------------------------------

   FNMA  Federal National Mortgage Association

   Remic Real Estate Mortgage Investment Conduit

   *  Pledged as collateral on Letter of Credit.

  ** Assets of affiliates to the Bond Portfolio held for the benefit of the Portfolio's with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                     Money Market Portfolio
        Portfolio of Investments as of December 31, 1998


                                                                COUPON/                FACE
                                                                YIELD    MATURITY     AMOUNT        AMORTIZED COST
                                                                -----    --------     ------        --------------
COMMERCIAL PAPER - 56.2%
   AlliedSignal, Inc.                                             5.60%  01/29/99   30,000,000  $     29,869,333
   American Home Products Corp.***                                5.10%  02/19/99    5,000,000         4,965,292
   American Home Products Corp.***                                5.00%  03/12/99    3,000,000         2,970,833
   American Honda Finance Corp.                                   5.20%  01/29/99   22,000,000        21,911,022
   Bankers Trust Corp.                                            5.04%  05/10/99   25,000,000        24,548,500
   CSW Credit, Inc.                                               5.22%  03/12/99   32,650,000        32,318,603
   Carolina Power & Light Co.                                     4.82%  08/20/99   20,000,000        19,381,433
   Credit Suisse First Boston                                     5.20%  02/24/99   15,350,000        15,230,270
   Duff & Phelps Utility and Corporate Bond Trust, Inc.           5.00%  04/20/99    1,000,000           984,861
   Duff & Phelps Utility and Corporate Bond Trust, Inc.           5.00%  04/28/99    6,815,000         6,704,256
   Duff & Phelps Utility and Corporate Bond Trust, Inc.           4.92%  05/13/99    5,000,000         4,909,800
   Duff & Phelps Utility and Corporate Bond Trust, Inc.           4.95%  05/17/99    7,000,000         6,869,100
   Eaton Corp.***                                                 5.38%  03/02/99   10,000,000         9,910,333
   Eaton Corp.***                                                 4.87%  07/19/99    7,475,000         7,273,771
   Edison International***                                        5.51%  01/22/99   22,227,000        22,156,722
   Ford Motor Credit Co.                                          5.46%  02/17/99   30,000,000        29,786,150
   General Electric Capital Corp.                                 5.44%  03/09/99   20,000,000        19,797,511
   Greenwich Asset Funding, Inc.***                               5.34%  01/14/99   30,000,000        29,942,150
   J.P. Morgan & Co., Inc.                                        5.05%  02/19/99   18,311,000        18,185,137
   LG&E Capital Corp.                                             4.92%  05/21/99   25,000,000        24,521,667
   Monsanto Co.                                                   5.10%  03/02/99   21,300,000        21,109,897
   S.C. Johnson & Son, Inc.                                       5.20%  03/09/99   20,000,000        19,806,445
   Signet Finance***                                              5.51%  01/26/99   25,000,000        24,904,340
   Toronto-Dominion Holdings USA, Inc.                            5.46%  02/02/99   35,000,000        34,830,133
   Xerox Credit Corp.                                             5.47%  02/03/99    7,000,000         6,964,901
   Xerox Credit Corp.                                             5.40%  05/03/99    7,000,000         6,871,900

----------------------------------------------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER
   (Cost$446,724,360 )                                                                               446,724,360
----------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 41.1%
   ABT 95 Series A-3                                              5.54%* 01/15/99   20,000,000        20,000,000
   Aquarium Holdings KY***                                        5.60%* 01/07/99   12,000,000        12,000,000
   Bank One Corp.                                                 5.75%  05/17/99      500,000           500,060
   Bank One Wisconsin                                             5.74%  05/11/99    1,000,000         1,000,082
   Bear Stearns Corp.                                             5.24%* 01/05/99   20,000,000        20,000,000
   Boeing Capital Corp.                                           5.87%* 02/27/99    5,000,000         5,011,669
   Care Life Project***                                           5.30%* 01/07/99    1,225,000         1,225,000
   Caterpillar Financial Services Corp.                           6.07%  02/09/99    2,135,000         2,135,556
   Caterpillar, Inc.                                              6.80%  08/24/99      500,000           503,499
   Chase Manhattan Bank                                           8.50%  02/15/99    8,300,000         8,326,515
   Chase Manhattan Bank                                          10.00%  06/15/99    3,750,000         3,819,869
   Chrysler Financial Corp.                                       6.37%  06/21/99    2,700,000         2,708,468
   Clark Grave Vault Co.***                                       5.60%* 01/07/99    2,700,000         2,700,000
   Comerica                                                       9.75%  05/01/99    5,000,000         5,061,659
   Consolidated Edison***                                         5.44%* 01/04/99    8,250,000         8,251,244
   Coughlin Family Properties, Inc.***                            5.60%* 01/07/99    4,220,000         4,220,000
   D.E.D.E. Realty***                                             5.60%* 01/07/99    3,850,000         3,850,000
   Danis Construction Co.***                                      5.60%* 01/07/99      900,000           900,000
   Doren, Inc.***                                                 5.30%* 01/07/99      500,000           500,000
   Eaton Corp.                                                    6.38%  04/01/99    1,742,000         1,745,032
   Espanola/Nambe***                                              5.30%* 01/07/99    2,115,000         2,115,000
   First USA/Bank One                                             5.75%  01/15/99    1,000,000           999,996
   First USA/Bank One                                             5.42%  01/15/99    5,000,000         5,000,313
   Ford Motor Credit Co.                                          5.63%  01/15/99    1,100,000         1,099,938
   General America Life Insurance****                             5.35%* 03/21/99   10,000,000        10,000,000
   General Motors Acceptance Corp.                                7.75%  01/15/99      100,000           100,068
   General Motors Acceptance Corp.                                6.55%  06/04/99    2,400,000         2,408,192
   General Motors Acceptance Corp.                                8.63%  06/15/99    5,420,000         5,489,411
   Hancor, Inc.***                                                5.30%* 01/07/99      600,000           600,000
   Household Finance                                              7.13%  04/30/99   10,000,000        10,044,817
   Isaac Tire, Inc.***                                            5.60%* 01/07/99    1,000,000         1,000,000
   J.C. Penney Co., Inc.                                          6.88%  06/15/99    1,000,000         1,004,847
   John Deere                                                     6.43%  08/09/99   10,000,000        10,044,974
   Key Corp.                                                      6.63%  06/01/99   20,000,000        20,103,102
   Merrill Lynch                                                  7.75%  03/01/99    1,650,000         1,655,294




                                                                COUPON/                FACE
                                                                YIELD    MATURITY     AMOUNT        AMORTIZED COST
                                                                -----    --------     ------        --------------

   Merrill Lynch                                                  6.38%  03/30/99      500,000           501,270
   Merrill Lynch                                                  5.49%* 02/25/99   10,280,000        10,292,233
   Morgan Stanley                                                 5.63%  03/01/99    4,850,000         4,849,711
   Mubea, Inc.***                                                 5.30%* 01/07/99    5,400,000         5,400,000
   Mubea, Inc.***                                                 5.30%* 01/07/99    3,750,000         3,750,000
   National City Bank                                             6.00%  03/23/99   14,200,000        14,211,842
   NationsBank Corp.                                              5.39%* 03/17/99    3,000,000         3,003,134
   NationsBank Corp.                                              8.50%  03/01/99    1,095,000         1,099,645
   O.K.I. Supply Co.***                                           5.60%* 01/07/99    2,150,000         2,150,000
   Osco Industries, Inc.***                                       5.30%* 01/07/99    2,700,000         2,700,000
   Presrite Corp.***                                              5.30%* 01/07/99    1,870,000         1,870,000
   Pro Tire, Inc.***                                              5.60%* 01/07/99    1,200,000         1,200,000
   R.I. Lampus Co.***                                             5.30%* 01/07/99    2,275,000         2,275,000
   RSD Technology***                                              5.30%* 01/07/99    4,305,000         4,305,000
   Seariver Maritime, Inc.                                        5.20%* 01/04/99    6,400,000         6,400,000
   Surgery Financing Co.***                                       5.30%* 01/07/99    6,585,000         6,585,000
   Signa Finance                                                  5.71%  03/02/99    3,000,000         3,000,660
   Signature Brands (called 8/15/99)                             13.00%  08/15/02   18,500,000        20,767,190
   SunAmerica, Inc.                                               9.00%  01/15/99    2,500,000         2,502,839
   Transamerica Finance                                           6.80%  03/15/99    6,435,000         6,452,728
   Travelers                                                      5.50%  01/15/99      500,000           500,002
   Triangle Funding                                               5.32%* 03/29/99    7,500,000         7,500,000
   Westpac Banking Corp.                                          5.67%  01/07/99   10,000,000         9,999,787
   White Castle Project***                                        5.30%* 01/07/99    9,000,000         9,000,000
   World Trade Finance                                            5.48%* 03/01/99   20,000,000        20,000,000

----------------------------------------------------------------------------------------------------------------
   TOTAL CORPORATE OBLIGATIONS
   (Cost$326,440,646 )                                                                               326,440,646
----------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.5%

   Student Loan Marketing Assoc.                                  4.89%  08/03/99    4,350,000         4,350,856

----------------------------------------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost  $4,350,856 )                                                                                 4,350,856
----------------------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 0.0%

** U.S. Treasury Bill                                             5.02%  01/07/99       63,100            63,048

----------------------------------------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
   (Cost     $63,048 )                                                                                    63,048
----------------------------------------------------------------------------------------------------------------




                                                                COUPON/                FACE
                                                                YIELD    MATURITY     AMOUNT        AMORTIZED COST
                                                                -----    --------     ------        --------------

REPURCHASE AGREEMENTS - 2.2%

   Prudential Securities, 5.10%, 01/04/99,
   (Collateralized by $16,750,00001/04/99
   FNMA Remic Series Pool #93020J, 7.00%, 03/25/23,
   market value - $17,357,188)                                   5.10%  01/04/99    17,022,000        17,022,000

----------------------------------------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENTS
   (Cost $17,022,000 )                                                                                17,022,000
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
(Cost$794,600,910 )(a)                                                                              $794,600,910
----------------------------------------------------------------------------------------------------------------

   TRUSTEE DEFERRED COMPENSATION*****                                                    SHARES            VALUE
             Flex-funds Highlands Growth Fund                                              260             5,573
             Flex-funds Muirfield Fund                                                     351             2,429
             Flex-funds Total Return Utilities Fund                                         56             1,074
             Flex Partners International Equity Fund                                       167             2,429

----------------------------------------------------------------------------------------------------------------
        TOTAL TRUSTEE DEFERRED COMPENSATION
        (Cost  $10,454 )                                                                                 $11,505
----------------------------------------------------------------------------------------------------------------


(a)Cost for federal income tax and financial reporting purposes are the same.

FNMA   Federal National Mortgage Association

Remic  Real Estate Mortgage Investment Conduit

* Variable rate security. Interest rate is as of December 31, 1998. Maturity date reflects the next rate change date.

**   Pledged as collateral on Letter of Credit.

***Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees.

****Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at which the Fund has valued the security.

*****Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

                                                                                                      U.S.
                                                                    HIGHLANDS      TOTAL RETURN     GOVERNMENT        MONEY
                                                    MUIRFIELD         GROWTH        UTILITIES          BOND          MARKET
                                                       FUND            FUND            FUND            FUND           FUND
   Assets:

    Investment in corresponding portfolio at value $125,718,419     $43,171,779     $10,372,337     $10,995,474   $154,100,549
    Receivable for capital stock issued               2,739,456         869,483         303,616         311,456            ---
    Unamortized organization costs                          ---             ---           7,294             ---            ---
    Other assets                                         13,415          24,501           3,394           5,502        205,030

  Total Assets                                      128,471,290      44,065,763      10,686,641      11,312,432    154,305,579

  Liabilities:

    Payable for capital stock redeemed                2,768,083          99,345         217,988           7,108            ---
    Dividends payable                                    18,646          21,572             149           3,120          6,725
    Accrued 12b-1 distribution fees                     115,045          26,781             ---           3,006         18,115
    Accrued transfer agent and administrative fees       14,119           5,988             896             888         18,959
    Other accrued liabilities                             8,104           4,333          12,958           4,303          6,483

  Total Liabilities                                   2,923,997         158,019         231,991          18,425         50,282


  Net Assets                                        125,547,293      43,907,744      10,454,650      11,294,007    154,255,297


  Net Assets:

    Capital                                          97,401,143      32,701,737       8,298,985      11,198,026    154,255,297
    Accumulated undistributed (distributions in
      excess of) net investment income                    1,263             131             (15)        151,839            ---
    Accumulated undistributed net realized
      gain (loss) from investments                    6,742,388       1,050,367        (358,941)            ---            ---
    Net unrealized appreciation (depreciation) of    21,402,499      10,155,509       2,514,621         (55,858)           ---
      investments

  Net Assets                                       $125,547,293     $43,907,744     $10,454,650     $11,294,007   $154,255,297


    Capital Stock Outstanding                        18,244,445       2,068,262         549,849         510,117    154,255,297
      (indefinite number of shares authorized,
       $0.10 par value)

    Net Asset Value, Offering and
      Redemption Price Per Share                          $6.88          $21.23          $19.01          $22.14          $1.00


  See accompanying notes to financial statements

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                       U.S.
                                                                         HIGHLANDS    TOTAL RETURN   GOVERNMENT       MONEY
                                                           MUIRFIELD       GROWTH      UTILITIES        BOND         MARKET
                                                              FUND          FUND          FUND          FUND          FUND
  Net Investment Income from Corresponding Portfolio:

    Interest                                               $2,539,630      $338,939       $19,497      $704,131     $9,551,155
    Dividends                                                 344,142       500,212       294,037           ---            ---
    Expenses net of waivers and/or reimbursements          (1,060,689)     (517,523)     (142,878)      (72,356)      (307,115)

  Total Net Investment Income from Corresponding Portfolio  1,823,083       321,628       170,656       631,775      9,244,040


  Fund Expenses:

    Administrative fee                                         57,417        20,994         4,777         6,373         85,423
    Transfer agent fees                                       114,835        41,988         9,554         7,648        124,669
    Audit fees                                                  4,609         4,203         3,915         3,137          3,513
    Legal fees                                                  1,964         8,947           758           867          2,054
    Printing                                                   19,968        13,589         3,061         3,583         40,888
    Amortization of organizational costs                          ---           ---         4,830           ---            ---
    Distribution plan                                         126,517        58,827        23,886        24,085        161,737
    Postage                                                    19,144         8,743         3,489         3,101         31,392
    Registration and filing fees                               28,730        22,921         8,462         3,328         32,060
    Insurance                                                   1,735           397            70           240          2,003
    Other expenses                                             12,957        11,925         2,469         2,877         12,688

  Total Expenses                                              387,876       192,534        65,271        55,239        496,427

    Expenses reimbursed by investment adviser                     ---           ---       (28,865)          ---       (120,223)

  Net Expenses                                                387,876       192,534        36,406        55,239        376,204

  NET INVESTMENT INCOME                                     1,435,207       129,094       134,250       576,536      8,867,836


  NET REALIZED AND UNREALIZED GAIN (LOSS)
    FROM INVESTMENTS:

    Net realized gains from futures contracts               3,409,301       975,030           ---        27,219            ---
    Net realized gains (losses) from investments            3,910,704     3,317,148      (358,953)    1,075,370            ---
    Net change in unrealized appreciation (depreciation)
      of investments                                       21,404,554     4,287,738       838,039      (591,216)           ---

  NET GAIN FROM INVESTMENTS                                28,724,559     8,579,916       479,086       511,373            ---

  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                             $30,159,766    $8,709,010      $613,336    $1,087,909     $8,867,836

  See accompanying notes to financial statements

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                    U.S.
                                                                  HIGHLANDS      TOTAL RETURN     GOVERNMENT        MONEY
                                                  MUIRFIELD         GROWTH        UTILITIES          BOND          MARKET
                                                     FUND            FUND            FUND            FUND           FUND
  INCREASE (DECREASE) IN NET ASSETS:

  OPERATIONS:
    Net investment income                          $1,435,207        $129,094        $134,250        $576,536     $8,867,836
    Net realized gain (loss) from investments
      and futures contracts                         7,320,005       4,292,178        (358,953)      1,102,589            ---
    Net change in unrealized appreciation
      (depreciation) of investments                21,404,554       4,287,738         838,039        (591,216)           ---
   Net increase in net assets
    resulting from operations                      30,159,766       8,709,010         613,336       1,087,909      8,867,836

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                          (1,433,944)       (128,963)       (134,265)       (576,536)    (8,867,836)
    Net realized gain from investments
      and futures contracts                        (1,907,816)     (3,152,482)            ---         (37,210)           ---
    Net decrease in net assets resulting
      from dividends and distributions             (3,341,760)     (3,281,445)       (134,265)       (613,746)    (8,867,836)


  CAPITAL TRANSACTIONS:
    Issued                                         21,967,180      64,413,686       5,724,377       2,306,810    478,112,579
    Reinvested                                      3,296,460       3,254,744         131,606         576,374      8,641,621
    Redeemed                                      (57,316,946)    (62,940,124)     (4,285,392)     (9,036,259)  (501,833,777)
  Net increase (decrease) in net assets resulting
    from capital share transactions               (32,053,306)      4,728,306       1,570,591      (6,153,075)   (15,079,577)

  TOTAL INCREASE (DECREASE) IN NET ASSETS          (5,235,300)     10,155,871       2,049,662      (5,678,912)   (15,079,577)
  NET ASSETS - Beginning of period                130,782,593      33,751,873       8,404,988      16,972,919    169,334,874
  NET ASSETS - End of period                     $125,547,293     $43,907,744     $10,454,650     $11,294,007   $154,255,297

  SHARE TRANSACTIONS:
    Issued                                          3,737,873       3,158,058         309,337         106,049    478,112,579
    Reinvested                                        521,019         153,489           7,373          26,662      8,641,621
    Redeemed                                       (9,925,681)     (3,062,778)       (241,126)       (423,756)  (501,833,777)
  Change in shares                                 (5,666,789)        248,769          75,584        (291,045)   (15,079,577)


                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                      THE              THE            THE U.S.          THE
                                                      THE           HIGHLANDS      TOTAL RETURN      GOVERNMENT        MONEY
                                                   MUIRFIELD         GROWTH          UTILITIES          BOND           MARKET
                                                     FUND             FUND             FUND             FUND            FUND
  INCREASE (DECREASE) IN NET ASSETS:

  OPERATIONS:
    Net investment income                           $2,146,951          $95,527          $97,709         $806,473    $7,351,758
    Net realized gain (loss) from investments
      and futures contracts                         19,804,321        5,300,839          534,844         (256,151)          ---
    Net change in unrealized appreciation
      of investments                                  (579,123)       2,704,273        1,123,897          649,920           ---
  Net increase in net assets
    resulting from operations                       21,372,149        8,100,639        1,756,450        1,200,242     7,351,758

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           (2,146,950)         (95,536)         (97,709)        (806,470)   (7,351,758)
    Net realized gain from investments
      and futures contracts                        (18,486,618)      (4,050,674)        (534,832)             ---           ---
    Net decrease in net assets resulting
      from dividends and distributions             (20,633,568)      (4,146,210)        (632,541)        (806,470)   (7,351,758)

  CAPITAL TRANSACTIONS:
    Issued                                          27,440,621       40,445,381        2,971,480        4,843,059   440,552,839
    Reinvested                                      20,501,858        4,073,675          609,798          771,226     7,195,653
    Redeemed                                       (39,233,074)     (38,925,468)      (1,374,317)      (6,817,743) (398,631,115)
  Net increase (decrease) in net assets resulting
    from capital share transactions                  8,709,405        5,593,588        2,206,961       (1,203,458)   49,387,377

  TOTAL INCREASE (DECREASE) IN NET ASSETS            9,447,986        9,548,017        3,330,870         (809,686)   49,387,377
  NET ASSETS - Beginning of period                 121,334,607       24,203,856        5,074,118       17,782,605   119,947,497
  NET ASSETS - End of period                      $130,782,593      $33,751,873       $8,404,988      $16,972,919  $169,334,874

  SHARE TRANSACTIONS:
    Issued                                           4,484,460        2,120,698          186,359          236,594   440,552,839
    Reinvested                                       3,695,889          220,003           34,996           37,521     7,195,653
    Redeemed                                        (6,468,067)      (1,996,447)         (85,714)        (334,564) (398,361,115)
  Change in shares                                   1,712,282          344,254          135,641          (60,449)   49,387,377

  See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
THE HIGHLANDS GROWTH FUND

                                                                       Years Ended December 31,
                                                   -----------------------------------------------------------
                                                    1998        1997         1996         1995         1994

Net Asset Value, Beginning of Period              $18.55       $16.41       $15.34       $13.08       $13.45

Income from Investment Operations
   Net Investment Income                            0.06         0.06         0.31         0.50         0.27
   Net Gains or Losses from Securities
      (both realized and unrealized)                4.32         4.73         1.07         2.68        (0.37)
   Total From Investment Operations                 4.38         4.79         1.38         3.18        (0.10)

Less Distributions
   Dividends (from net investment income)          (0.06)       (0.06)       (0.31)       (0.50)       (0.27)
   Distributions (from capital gains)              (1.64)       (2.59)          --        (0.42)          --
   Total Distributions                             (1.70)       (2.65)       (0.31)       (0.92)       (0.27)

Net Asset Value, End of Period                    $21.23       $18.55       $16.41       $15.34       $13.08

Total Return                                       23.67%       29.28%        9.08%       24.61%       -0.69%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)              $43,908      $33,752      $24,204      $24,631      $22,176
   Ratio of Expenses to Average Net Assets          1.69%        1.87%        1.65%        1.64%        1.63%
   Ratio of Net Investment Income to
      Average Net Assets                            0.31%        0.30%        1.92%        3.38%        1.95%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                         1.70%(1)     1.87%        1.65%        1.64%        1.63%
   Ratio of Net Investment Income to Average
      Net Assets                                    0.30%(1)     0.30%        1.92%        3.38%        1.95%

Portfolio Turnover Rate(2)                         79.98%      129.79%       81.66%      337.57%      102.76%

1 Ratio includes fees waived in corresponding portfolio
2 Represents turnover rate of corresponding portfolio


See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
THE TOTAL RETURN UTILITIES FUND

                                                              Years Ended December 31,                   Period
                                                     ------------------------------------------       June 21, 1995*
                                                      1998            1997               1996        to Dec. 31, 1995

Net Asset Value, Beginning of Period                 $17.72          $14.98             $14.14              $12.50

Income from Investment Operations
   Net Investment Income                               0.25            0.25               0.37                0.21
   Net Gains or Losses from Securities
      (both realized and unrealized)                   1.29            3.99               1.48                1.64
   Total From Investment Operations                    1.54            4.24               1.85                1.85

Less Distributions
   Dividends (from net investment income)             (0.25)          (0.25)             (0.37)              (0.21)
   Distributions (from capital gains)                   ---           (1.25)             (0.64)                 --
   Total Distributions                                (0.25)          (1.50)             (1.01)              (0.21)

Net Asset Value, End of Period                       $19.01          $17.72             $14.98              $14.14

Total Return                                           8.77%          28.68%             13.33%              15.00%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)                 $10,455          $8,405             $5,074              $2,881
   Ratio of Expenses to Average Net Assets             1.80%           1.80%              1.25%               1.25%(1)
   Ratio of Net Investment Income to
      Average Net Assets                               1.35%           1.57%              2.55%               3.18%(1)
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(2)                         2.11%           2.51%              2.95%               4.35%(1)
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(2)             1.04%           0.86%              0.85%               0.08%(1)
   Portfolio Turnover Rate(3)                         51.36%          41.22%             50.79%               5.06%

(1) Annualized
(2) Includes directed brokerage payments in corresponding portfolio.
(3) Turnover rate of corresponding portfolio
* Date of commencement of operations


See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
THE MUIRFIELD FUND
                                                                       Years Ended December 31,
                                                  --------------------------------------------------------------
                                                  1998            1997         1996         1995         1994

Net Asset Value, Beginning of Period             $5.47           $5.47        $5.73        $5.34        $5.36
   Income from Investment Operations
   Net Investment Income                          0.08            0.11         0.10         0.06         0.14
   Net Gains or Losses from Securities
      (both realized and unrealized)              1.51            0.91         0.25         1.31            -
   Total From Investment Operations               1.59            1.02         0.35         1.37         0.14

Less Distributions
   Dividends (from net investment income)        (0.08)          (0.11)       (0.10)       (0.06)       (0.14)
   Distributions (from capital gains)            (0.10)          (0.91)       (0.51)       (0.92)       (0.02)
   Total Distributions                           (0.18)          (1.02)       (0.61)       (0.98)       (0.16)

Net Asset Value, End of Period                   $6.88           $5.47        $5.47        $5.73        $5.34

Total Return                                     29.33%          18.59%        5.99%       25.82%        2.70%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)            $125,547        $130,783     $121,335     $111,751      $83,119
   Ratio of Expenses to Average Net Assets        1.24%           1.29%        1.19%        1.26%        1.22%
   Ratio of Net Investment Income to
      Average Net Assets                          1.23%           1.69%        1.54%        0.97%        2.55%
   Portfolio Turnover Rate*                     128.31%         395.42%      297.41%      186.13%      168.17%

*Turnover rate of corresponding portfolio


See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
THE U.S. GOVERNMENT BOND FUND

                                                                          Years Ended December 31,
                                                   --------------------------------------------------------------
                                                     1998            1997         1996         1995         1994

Net Asset Value, Beginning of Period                $21.19          $20.64       $21.58       $19.25       $20.18
   Income from Investment Operations
   Net Investment Income                              0.97            0.99         0.96         1.11         0.72
   Net Gains or Losses from Securities
      (both realized and unrealized)                  1.02            0.55        (0.94)        2.33        (0.93)
   Total From Investment Operations                   1.99            1.54         0.02         3.44        (0.21)

Less Distributions and Dividends
   From net investment income                        (0.97)          (0.99)       (0.96)       (1.11)       (0.72)
   From net realized gains                           (0.07)            --           --           --           --
   Total Distributions                               (1.04)          (0.99)       (0.96)       (1.11)       (0.72)

Net Asset Value, End of Period                      $22.14          $21.19       $20.64       $21.58       $19.25

Total Return                                          9.62%           7.70%        0.15%       18.32%       -0.99%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)                 $11,294         $16,973      $17,783      $16,048      $12,983
   Ratio of Expenses to Average Net Assets            1.00%           1.00%        1.00%        1.00%        1.00%
   Ratio of Net Investment Income to
      Average Net Assets                              4.52%           4.85%        4.61%        5.41%        3.71%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                        1.16%           1.14%        1.06%        1.14%        1.14%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)            4.36%           4.71%        4.55%        5.27%        3.57%
   Portfolio Turnover Rate(2)                       225.11%         375.64%      778.59%      232.34%      707.57%

(1) Ratio includes fees waived in corresponding portfolio
(2) Represents turnover rate of corresponding portfolio


See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
MONEY MARKET FUND

                                                                      Years Ended December 31,
                                                  ------------------------------------------------------------
                                                  1998             1997        1996         1995         1994

Net Asset Value, Beginning of Period             $1.00            $1.00       $1.00        $1.00        $1.00
   Income from Investment Operations
   Net Investment Income                          0.052            0.053       0.05         0.06         0.04
   Total From Investment Operations               0.052            0.053       0.05         0.06         0.04

Less Distributions
   Dividends (from net investment income)        (0.052)          (0.053)     (0.05)       (0.06)       (0.04)
   Total Distributions                           (0.052)          (0.053)     (0.05)       (0.06)       (0.04)
Net Asset Value, End of Period                    $1.00           $1.00       $1.00        $1.00        $1.00

Total Return                                       5.31%           5.38%       5.27%        5.85%        4.10%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)             $154,255        $169,335    $119,947     $141,087     $164,838
   Ratio of Expenses to Average Net Assets         0.40%           0.40%       0.40%        0.40%        0.37%
   Ratio of Net Investment Income to
      Average Net Assets                           5.19%           5.26%       5.15%        5.70%        4.02%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                     0.59%           0.59%       0.58%        0.64%        0.57%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)         5.00%           5.07%       4.97%        5.46%        3.82%

(1) Ratio includes fees waived in corresponding portfolio


See accompanying notes to financial statements

THE FLEX-FUNDS ANNUAL REPORT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1.   ORGANIZATION

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five separate series, and it is presently comprised of five separate funds as follows: The Muirfield Fund, The Highlands Growth Fund (formerly The Growth Fund), The Total Return Utilities Fund, The U.S. Government Bond Fund and The Money Market Fund (each a "Fund" and collectively the "Funds"). Each Fund invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:


                                                         Percentage of Portfolio
                                                           Owned by Fund as of
Fund                               Portfolio                December 31, 1998
----                               ---------                -----------------
The Muirfield Fund                 Mutual Fund Portfolio            89%
The Highlands Growth Fund          Growth Stock Portfolio           84%
The Total Return Utilities Fund    Utilities Stock Portfolio        79%
The U.S. Government Bond Fund      Bond Portfolio                  100%
The Money Market Fund              Money Market Portfolio           19%

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2.   SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Each Fund values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Muirfield Fund and The Highlands Growth Fund declare dividends from net investment income on a quarterly basis. The Total Return Utilities Fund declares dividends from net investment income on a monthly basis. The U.S. Government Bond Fund and The Money Market Fund declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio. Permanent book and tax basis differences have been reclassified among the components of net assets.

Organizational Costs

The costs related to the organization of each of the five Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. Such costs for The Muirfield Fund, The Highlands Growth Fund, The U.S. Government Bond Fund, and The Money Market Fund have been fully amortized.

Investment Income & Expenses

The Funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadvisor of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows. For The Muirfield Fund, The Highlands Growth Fund, and The Total Return Utilities Fund, such fee is equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. For The U.S. Government Bond Fund, such fee is equal to the greater of $15 per active shareholder account or 0.06% of the Fund's average daily net assets. For The Money Market Fund, such fee is equal to the greater of $20 per active shareholder account or 0.06% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

RMA has voluntarily agreed to reimburse The Money Market Fund and The Total Return Utilities Fund for the amount by which annual expenses of such Funds including expenses allocated from the respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed 0.40% and 1.80% of average daily net assets of The Money Market Fund and The Total Return Utilities Fund, respectively. Such reimbursement is limited to the total of fees charged the Fund by RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted a Distribution Plan (the "Plan"). Under the provisions of each Plan, the Fund may incur certain expenses associated with the distribution of fund shares in amounts not to exceed an annual limitation. Such limitation, on an annual basis, is 0.20% of the average daily net assets of each Fund, 0.25% of the average daily net assets of The Total Return Utilities Fund.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.

4. Federal Income Tax Information (unaudited)

During the year ended December 31, 1998, the Funds declared long-term capital distributions in the following amounts:

                                        Amount

The Muirfield Fund                    $1,907,816
The Highlands Growth Fund              2,730,137

At December 31, 1998, The Total Return Utilities Fund had unused capital loss carryforwards of $357,103 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires 2006.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Flex-funds:

We have audited the accompanying statements of assets and liabilities of The Flex-funds (including, respectively, The Muirfield Fund, The Highlands Growth Fund, The Total Return Utilities Fund, The U.S. Government Bond Fund, and The Money Market Fund), as of December 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Flex-funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-funds at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                   KPMG LLP
                                                   Columbus, Ohio
                                                   February 19, 1999

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998


                                                    MUTUAL        GROWTH       UTILITIES                     MONEY
                                                     FUND          STOCK         STOCK         BOND         MARKET
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
Assets:
  Investments, at market value*                  $139,285,546   $48,940,754   $12,887,315   $10,883,546  $777,578,910
  Repurchase agreements, at cost*                      91,000     2,509,000       325,000        53,000    17,022,000
  Trustee deferred compensation investments, at        27,767         9,397         4,881         5,009        11,505
    market value
  Cash                                                  3,600         3,954         3,499         2,920        59,912
  Receivable for securities sold                   12,500,000           ---           ---           ---           ---
  Receivable for net variation margin on futures       16,350         5,300           ---           ---           ---
  Interest receivable                                   8,018           356            46        69,118     4,790,576
  Dividends receivable                                    ---        45,431        22,698           ---           ---
  Prepaid/Other assets                                 13,925         1,819         3,437           507         8,722

Total Assets                                      151,946,206    51,516,011    13,246,876    11,014,100   799,471,625


Liabilites:
  Payable for securities purchased                 11,000,000       262,923           ---           ---           ---
  Payable for Trustee Deferred Compensation Plan       27,767         9,397         4,881         5,009        11,505
  Payable to corresponding Fund                           ---           ---           ---           ---     1,055,191
  Payable to investment adviser                        92,531        43,454        10,658         3,202       107,200
  Accrued audit fees                                    6,136         5,775         6,356         5,518         9,231
  Accrued legal fees                                      919           458           915         1,630           660
  Accrued custodian fees                                3,293         5,131           799           625         6,635
  Accrued trustee fees                                  2,108           ---           ---           ---           ---
  Accrued fund accounting fees                          4,447         3,470         1,547         1,414        10,510
  Other accrued liabilities                             1,318        17,660         2,175         1,081         1,370

Total Liabilities                                  11,138,519       348,268        27,331        18,479     1,202,302


Net Assets                                       $140,807,687   $51,167,743   $13,219,545   $10,995,621  $798,269,323

Net Assets:
  Capital                                         117,592,789    40,504,295     9,826,161    11,051,482   798,269,323
  Net unrealized appreciation (depreciation)       23,214,898    10,663,448     3,393,384       (55,861)          ---
    from investments
  Net Assets                                     $140,807,687   $51,167,743   $13,219,545   $10,995,621  $798,269,323

  *Securities at cost                            $116,177,998   $40,791,606    $9,818,931   $10,992,407  $794,600,910


  See accompanying notes to financial statements

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                    MUTUAL       GROWTH     UTILITIES                   MONEY
                                                     FUND        STOCK        STOCK         BOND        MARKET
                                                  PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
NET INVESTMENT INCOME
  Interest                                        $2,842,845     $351,842      $24,854     $704,138  $41,916,923
  Dividends                                          385,119      526,542      375,953          ---          ---

Total Investment Income                            3,227,964      878,384      400,807      704,138   41,916,923


Expenses:
  Investment advisory fees                         1,058,035      435,886      126,301       50,844    2,029,468
  Audit fees                                           9,823        9,599       10,135        8,937       15,235
  Custodian fees                                      13,496       27,603        3,257        3,678       49,680
  Trustees fees and expenses                          44,320       15,022        7,382        8,213       24,375
  Legal fees                                           1,576       10,572        1,066        1,807        5,664
  Amortization of organization cost                      224          ---        8,357          ---          ---
  Accounting fees                                     50,050       38,204       18,154       17,711      112,179
  Insurance                                            1,918          373           88          285        5,759
  Other expenses                                       7,553       10,278        9,568        1,465        9,492

Total Expenses                                     1,186,995      547,537      184,308       92,940    2,251,852

  Investment advisory fees waived                        ---       (4,431)         ---      (20,584)    (901,787)
  Directed brokerage payments received                   ---          ---       (2,246)         ---          ---

Total Net Expenses                                 1,186,995      543,106      182,062       72,356    1,350,065

NET INVESTMENT INCOME                              2,040,969      335,278      218,745      631,782   40,566,858

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gain from futures contracts         3,842,750    1,087,862          ---       27,219          ---
  Net realized gain (loss) from investments        4,379,433    3,495,938     (364,390)   1,075,386          ---
  Net change in unrealized appreciation
    (depreciation) of investments                 23,909,375    4,790,713    1,126,399     (591,219)         ---

NET GAIN ON INVESTMENTS                           32,131,558    9,374,513      762,009      511,386          ---

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $34,172,527   $9,709,791     $980,754   $1,143,168  $40,566,858


  See accompanying notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                     MUTUAL         GROWTH       UTILITIES                       MONEY
                                                      FUND          STOCK          STOCK           BOND          MARKET
                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                             $2,040,969       $335,278       $218,745       $631,782    $40,566,858
  Net realized gain (loss) from investments
    and futures contracts                            8,222,183      4,583,800       (364,390)     1,102,605            ---
  Net change in unrealized appreciation
    (depreciation) of investments                   23,909,375      4,790,713      1,126,399       (591,219)           ---
Net increase in net assets
  resulting from operations                         34,172,527      9,709,791        980,754      1,143,168     40,566,858

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                     21,876,913     74,136,798      6,977,776      2,292,244  3,894,846,315
  Withdrawals                                      (59,774,446)   (66,072,809)    (5,408,703)    (9,348,465)(3,724,162,497)
Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                        (37,897,533)     8,063,989      1,569,073     (7,056,221)   170,683,818

TOTAL INCREASE (DECREASE) IN NET ASSETS             (3,725,006)    17,773,780      2,549,827     (5,913,053)   211,250,676

NET ASSETS - Beginning of period                   144,532,693     33,393,963     10,669,718     16,908,674    587,018,647

NET ASSETS - End of period                        $140,807,687    $51,167,743    $13,219,545    $10,995,621   $798,269,323



                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                    MUTUAL        GROWTH       UTILITIES                     MONEY
                                                     FUND          STOCK         STOCK         BOND          MARKET
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                            $2,965,765      $264,643      $158,538      $877,445    $28,315,164
  Net realized gain (loss) from investments
    and futures contracts                          22,734,137     5,302,202       769,055      (256,151)           ---
  Net change in unrealized appreciation
    (depreciation) of investments                  (1,244,081)    2,709,218     1,487,258       649,921            ---
Net increase in net assets
  resulting from operations                        24,455,821     8,276,063     2,414,851     1,271,215     28,315,164

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                    27,375,051    40,513,401     2,517,724     4,973,499  3,784,994,914
  Withdrawals                                     (42,837,747)  (39,809,183)   (2,227,211)   (7,127,634)(3,579,221,656)
Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                       (15,462,696)      704,218       290,513    (2,154,135)   205,773,258

TOTAL INCREASE (DECREASE) IN NET ASSETS             8,993,125     8,980,281     2,705,364      (882,920)   234,088,422

NET ASSETS - Beginning of period                  135,539,568    24,413,682     7,964,354    17,791,594    352,930,225

NET ASSETS - End of period                       $144,532,693   $33,393,963   $10,669,718   $16,908,674   $587,018,647

  See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS

MUTUAL FUND PORTFOLIO

                                                                   Year Ended December 31,
                                                 1998           1997             1996         1995         1994

   Net Assets, End of Period ($000)            $140,808       $144,533         $135,540     $122,109      $83,185
   Ratio of Expenses to Average Net Assets        0.91%          0.89%            0.87%        0.95%        1.01%
   Ratio of Net Investment Income to
      Average Net Assets                          1.56%          2.08%            1.86%        1.26%        2.76%
   Portfolio Turnover Rate                      128.31%        395.42%          297.41%      186.13%      168.17%


GROWTH STOCK PORTFOLIO

                                                                    Year Ended December 31,
                                                 1998             1997             1996         1995         1994

   Net Assets, End of Period ($000)            $51,168          $33,394          $24,414      $24,537      $22,169
   Ratio of Expenses to Average Net Assets       1.25%            1.34%            1.24%        1.25%        1.23%
   Ratio of Net Investment Income to
      Average Net Assets                         0.77%            0.83%            2.33%        3.78%        2.35%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                      1.26%            1.34%            1.24%        1.25%        1.23%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees           0.76%            0.83%            2.33%        3.78%        2.35%
   Portfolio Turnover Rate                       79.98%          129.79%           81.66%      337.57%      102.76%


UTILITIES STOCK PORTFOLIO

                                                                                                             Period
                                                              Year Ended December 31,                   June 21, 1995* to
                                                      1998               1997                1996       December 31, 1995

   Net Assets, End of Period ($000)                 $13,220            $10,670              $7,964            $4,291
   Ratio of Expenses to Average Net Assets            1.44%              1.60%               1.61%             2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                              1.73%              1.79%               2.24%             2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments              1.46%              1.65%               1.66%             2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments       1.71%              1.74%               2.19%             2.01%(1)
   Portfolio Turnover Rate                           51.36%             41.22%              50.79%             5.06%

(1) Annualized
* Date of commencement of operations


See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO

                                                                     Year Ended December 31,
                                                  1998          1997            1996         1995         1994

   Net Assets, End of Period ($000)             $10,996       $15,274         $17,792      $16,066      $13,008
   Ratio of Expenses to Average Net Assets        0.57%         0.57%           0.61%        0.57%        0.56%
   Ratio of Net Investment Income to
      Average Net Assets                          4.97%         5.27%           4.99%        5.82%        4.15%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                       0.73%         0.71%           0.68%        0.71%        0.70%
   Ratio of Net Investment Income to Average
   Net Assets, before waiver of fees              4.81%         5.13%           4.92%        5.68%        4.01%
   Portfolio Turnover Rate                      225.11%       375.64%         778.59%      232.34%      707.57%


MONEY MARKET PORTFOLIO

                                                                      Year Ended December 31,
                                                  1998            1997            1996         1995         1994

   Net Assets, End of Period ($000)            $798,269        $587,019        $352,930     $256,126     $224,523
   Ratio of Expenses to Average Net Assets        0.18%           0.18%           0.19%        0.21%        0.19%
   Ratio of Net Investment Income to
      Average Net Assets                          5.39%           5.47%           5.34%        5.87%        4.28%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                       0.30%           0.31%           0.33%        0.37%        0.39%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees           5.27%           5.34%           5.20%        5.70%        4.08%


See accompanying notes to financial statements

MUTUAL STOCK PORTFOLIO, GROWTH STOCK PORTFOLIO,
UTILITIES STOCK PORTFOLIO, BOND PORTFOLIO,
MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1.   ORGANIZATION

Each Fund of The Flex-funds Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

The investment objective of each Portfolio is as follows:

The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

The Bond Portfolio seeks to maximize current income through investment in securities, which are issued or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities.

The Money Market Portfolio seeks current income and stable net asset values through investment in a portfolio of money market instruments.

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Bond Portfolio values the securities held at 3:00 pm eastern time. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value. Money market securities held in the four remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Deferred Trustee Compensation

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

Futures & Options

Each Portfolio, except the Money Market Portfolio, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under generally accepted accounting principles. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as a gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded in as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the year ended December 31, 1998 the Portfolios had the following activity in futures contracts and written option contracts:

Long futures contracts               Number of contracts      Notional amount
----------------------               -------------------      ---------------
Mutual Fund Portfolio:
Outstanding, beginning of year               110               $25,064,900
Contracts opened                           1,282               132,898,050
Contracts closed                          (1,372)             (151,688,950)
Outstanding, end of period                    20                 6,274,000


Growth Stock Portfolio:
Outstanding, beginning of year                 7                $1,711,037
Contracts opened                             321                82,010,900
Contracts closed                            (321)              (81,666,062)
Outstanding, end of period                     7                 2,055,875

Bond Portfolio:
Outstanding, beginning of year                 0                        $0
Contracts opened                              90                10,320,938
Contracts closed                             (90)              (10,320,938)
Outstanding, end of period                     0                         0


Letter of Credit

Each Portfolio has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

Income Taxes

The Prtfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Organizational Costs

The costs related to the organization of each Portfolio have been deferred and are being amortized by the Portfolio on a straight-line basis over a five-year period. Such costs for Mutual Fund Portfolio, Growth Stock Portfolio, Utility Stock Portfolio, Bond Portfolio and Money Market Portfolio have been fully amortized.

Securities Transactions

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadvisor of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly a fee at the following annual rates: Mutual Fund Portfolio, Growth Stock Portfolio, and Utilities Stock Portfolio, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million; Bond Portfolio, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; Money Market Portfolio, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the year ended December 31, 1998, RMA voluntarily waived a portion of its investment advisory fees in the Money Market and Bond Portfolios.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of: a) 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or b) $7,500 for each Portfolio, except $30,000 for the Money Market Portfolio.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1998, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

Portfolio                         Purchases             Sales
---------                         ---------             -----
Mutual Fund Portfolio            $199,485,528        $145,269,691
Growth Stock Portfolio             37,169,893          29,958,979
Utilities Stock Portfolio           7,985,042           6,219,080
Bond Portfolio                     23,126,049          28,533,409

As of December 31, 1998, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax was as follows:

                                                                  Net unrealized
                       Cost basis of   Unrealized    Unrealized    appreciation
Portfolio               investments   appreciation  depreciation  (depreciation)
---------               -----------   ------------  ------------  --------------
Mutual Fund Portfolio   $116,197,093   $23,275,127     ($79,324)    $23,195,803
Growth Stock Portfolio    40,817,038    11,886,639   (1,248,623)     10,638,016
Utilities Stock Portfolio  9,818,931     3,663,864     (270,480)      3,393,384
Bond Portfolio            10,996,767             0      (60,221)        (60,221)
Money Market Portfolio   794,600,910           ---          ---             ---

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio:

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio (Portfolios), including the portfolios of investments, as of December 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1998, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                  KPMG LLP
                                                  Columbus, Ohio
                                                  February 19, 1999

                                     PART C

                               OTHER INFORMATION

Item 23. EXHIBITS

     (a) Declaration of Trust (effective December 30, 1991) -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

     (b) By-laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

     (c)  Not applicable.

     (d)  Not applicable.

     (e)  Not applicable.

     (f) Deferred Compensation Plan for Independent Trustees -- filed as an exhibit to Registrant's Eighth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on March 1, 1999, which exhibit is incorporated herein by reference.

     (g) Custodian Agreement -- filed as an exhibit to Registrant's Post-Effective Amendment No. 16 on April 9, 1991, which exhibit is incorporated by reference herein.

     (h) Administration Services Agreement between the Fund and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Post-Effective Amendment No. 31 on or about February 28, 1995, which exhibit is incorporated by reference herein.

     (i) Opinion and Consent of Counsel -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on or about July 20, 1982, which exhibit is incorporated herein by reference.

     (j)  Consent of KPMG LLP, Independent Auditors, is filed herewith.

     (k)  Not applicable.

     (l) Agreements etc. for initial capital, etc. -- reference is made to Part II, Item 1(b)(13) of Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1 filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

     (m) The 12b-1 Service Plan for the Fund was filed as an exhibit to the Registrant's 29th Post-Effective Amendment to Form N-1A filed with the Commission on January 12, 1995 and is incorporated herein by reference.

     (n) Financial Data Schedule for The Total Return Utilities Fund to be filed by amendment.

     (o)  Not applicable.

     (p) Powers of Attorney of Trustees of Registrant and each Portfolio are incorporated by reference herein.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

Item 25. INDEMNIFICATION

          Reference is made to Section 5.3 of the Declaration of Trust filed as an original exhibit to the Registrant's Post-Effective Amendment No. 18 on January 16, 1992. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of Investment Company Act.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          Not applicable.

Item 27. PRINCIPAL UNDERWRITERS.

          Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS.

          Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Signature Financial Group, Inc., the Registrant's sub-administrator, at 6 St. James Avenue, Boston, Massachusetts 02116 or Mutual Funds Service Co., or R. Meeder & Associates, Inc., at 6000 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of Star Bank, N.A., the Fund's custodian, at 425 Walnut Street, Cincinnati, Ohio 45202. All other records are kept in the custody of R. Meeder & Associates, Inc. and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 29. MANAGEMENT SERVICES.

          None.

Item 30. UNDERTAKINGS.

          Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment to its Registration Statement meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dublin, and the State of Ohio on the 30th day of April, 1999.

                                             THE FLEX-FUNDS

                                                  /s/ Wesley F. Hoag
                                             BY: ------------------------------
                                                  Wesley F. Hoag
                                                  Vice President

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                                  /s/ Wesley F. Hoag
Date Signed:  April 30, 1999                    -------------------------------
                                                  Wesley F. Hoag
                                                  Vice President


                         As Attorney-in-Fact pursuant to
                           Special Powers of Attorney,
                for Robert S. Meeder, Sr., Milton S. Bartholomew,
           Roger D Blackwell, Charles A. Donabedian, James W. Didion,
                   Robert S. Meeder, Jr., Jack W. Nicklaus II,
                      Walter L. Ogle and Philip A. Voelker
                           Trustees of The Flex-funds

                                                  /s/ Wesley F. Hoag
                                             ----------------------------------
Date Signed:  April 30, 1999                 Wesley F. Hoag, Attorney-in-Fact

                                   SIGNATURES

     Utilities Stock Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of The Flex-funds (File No. 33-88420) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 1999.

                                          UTILITIES STOCK PORTFOLIO

                                                  /s/ Wesley F. Hoag
                                          By: --------------------------------
                                              Wesley F. Hoag

     This Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-funds (File No. 33-88420) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 1999.

     SIGNATURE                                       TITLE

Robert S. Meeder, Sr.*                      President and Trustee
--------------------------
ROBERT S. MEEDER, SR.

Milton S. Bartholomew*                      Trustee
--------------------------
MILTON S. BARTHOLOMEW

Roger D. Blackwell*                         Trustee
--------------------------
ROGER D. BLACKWELL

James W Didion*                             Trustee
--------------------------
JAMES W. DIDION

Charles A. Donabedian*                      Trustee
--------------------------
CHARLES A. DONABEDIAN

Thomas E. Line*                             Principal Financial Officer and
--------------------------                  Principal Accounting Officer
THOMAS E. LINE

/s/ Donald F. Meeder                        Secretary/Treasurer
--------------------------
DONALD F. MEEDER

Robert S. Meeder, Jr.*                      Vice President and Trustee
--------------------------
ROBERT S. MEEDER, JR.

Jack W. Nicklaus II*                        Trustee
--------------------------
JACK W. NICKLAUS II

Walter L. Ogle*                             Trustee
--------------------------
WALTER L. OGLE

Philip A. Voelker*                          Vice President and Trustee
--------------------------
PHILIP A. VOELKER

*By: /S/  Wesley F. Hoag
    ----------------------
    Wesley F. Hoag
    Executed by Wesley F. Hoag on behalf
    of those indicated pursuant to Powers of Attorney